Exhibit 99.2

INDEX TO FINANCIAL STATEMENTS

Trinity Merger Corp.
For the Nine Months Ended September 30, 2019
Condensed Consolidated Balance Sheets as of September 30, 2019 (unaudited) and December 31, 2018	F-1
Condensed Consolidated Statements of Operations for nine months ended September 30, 2019 (unaudited) and the Period from January 24, 2018 (inception) to September 30, 2018 (unaudited)	F-2
Condensed Consolidated Statements of Changes in Stockholders’ Equity for the nine months ended September 30, 2019 (unaudited) and the Period from January 24, 2018 (inception) to September 30, 2018 (unaudited)
F-3
Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2019 (unaudited) and the Period from January 24, 2018 (inception) to September 30, 2018 (unaudited)	F-4
Notes to Unaudited Condensed Consolidated Financial Statements	F-5
PBRELF I, LLC and Subsidiaries

Unaudited Interim Consolidated Financial Statements
Consolidated Balance Sheets as of September 30, 2019 and December 31, 2018	F-17
Consolidated Statements of Income for the nine months ended September 30, 2019 and 2018	F-18
Consolidated Statements of Changes in Members’ Equity for the nine months ended September 30, 2019 and 2018	F-19
Consolidated Statements of Cash Flows for the nine months ended September 30, 2019 and 2018	F-20
Notes to Consolidated Financial Statements	F-21
BRELF II, LLC and Subsidiaries
Unaudited Interim Consolidated Financial Statements
Consolidated Balance Sheets as of September 30, 2019 and December 31, 2018	F-32
Consolidated Statements of Income for the nine months ended September 30, 2019 and 2018	F-33
Consolidated Statements of Changes in Members’ Equity for the nine months ended September 30, 2019 and 2018	F-34
Consolidated Statements of Cash Flows for the nine months ended September 30, 2019 and 2018	F-35
Notes to Consolidated Financial Statements	F-36
BRELF III, LLC
Unaudited Interim Financial Statements
Balance Sheets as of September 30, 2019 and December 31, 2018	F-44
Statements of Income for the nine months ended September 30, 2019 and January 24, 2018 (date of inception) through December 31, 2018	F-45
Statements of Changes in Members’ Equity for the nine months ended September 30, 2019 and January 24, 2018 (date of inception) through December 31, 2018	F-46
Statements of Cash Flows for the nine months ended September 30, 2019 and January 24, 2018 (date of inception) through December 31, 2018	F-47
Notes to Financial Statements	F-48
BRELF IV, LLC and Subsidiaries
Unaudited Interim Financial Statements
Balance Sheets as of September 30, 2019	F-55
Statements of Income for the period February 28, 2019 (date of inception) through September 30, 2019	F-56
Statements of Changes in Members’ Equity for the period February 28, 2019 (date of inception) through September 30, 2019	F-57
Statements of Cash Flows for the period February 28, 2019 (date of inception) through September 30, 2019	F-58
Notes to Financial Statements	F-59
Pyatt Broadmark Management, LLC
Unaudited Interim Financial Statements
Statements of Assets, Liabilities and Members’ Equity as of September 30, 2019 and December 31, 2018	F-66
Statements of Income for the nine months ended September 30, 2019 and 2018	F-67
Statements of Changes in Members’ Equity for the nine months ended September 30, 2018 and 2018	F-68
Statements of Cash Flows for the nine months ended September 30, 2019 and 2018	F-69
Notes to Financial Statements	F-70

F-i

F-ii

TRINITY MERGER CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2019	December 31, 2018
	(unaudited)	(audited)
Assets
Current Assets
Cash	$148,499	$650,629
Prepaid expenses	74,094	47,730
Cash and marketable securities held in Trust Account	360,197,326	—
Total Current Assets	360,419,919	698,359

Cash and marketable securities held in Trust Account	—	355,633,275
Total Assets	$360,419,919	$356,331,634

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable and accrued expenses	$3,496,840	$130,814
Income taxes payable	5,146	36,021
Promissory note – related party	1,000,000	—
Total Current Liabilities	4,501,986	166,835

Deferred underwriting fee payable	15,525,000	15,525,000
Total Liabilities	20,026,986	15,691,835

Commitments

Common stock subject to possible redemption, 32,131,082 and 32,572,779 shares at redemption value at September 30, 2019 and December 31, 2018, respectively	335,392,928	335,639,798

Stockholders’ Equity:
Preferred stock, $0.0001 par value; 5,000,000 shares authorized; none issued and outstanding	—	—
Class A common stock, $0.0001 par value; 400,000,000 shares authorized; 2,368,918 and 1,927,221 issued and outstanding (excluding 32,131,082 and 32,572,779 shares subject to possible redemption) at September 30, 2019 and December 31, 2018, respectively	237	193
Class B common stock, $0.0001 par value; 50,000,000 shares authorized; 8,625,000 shares issued and outstanding at September 30, 2019 and December 31, 2018	863	863
Additional paid-in capital	2,100,741	1,853,915
Retained earnings	2,898,164	3,145,030
Total Stockholders’ Equity	5,000,005	5,000,001
Total Liabilities and Stockholders’ Equity	$360,419,919	$356,331,634

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

See Notes to Consolidated Financial Statements.

TRINITY MERGER CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Nine Months Ended September 30,	For the Period from January 24, 2018 (inception) through September 30,
	2019	2018

Formation and operating costs	$5,050,505	$406,603
Loss from operations	(5,050,505)	(406,603)

Other income:
Interest income on marketable securities held in Trust Account	6,119,764	2,596,644

(Loss) income before provision for income taxes	1,069,259	2,190,041
Provision for income taxes	(1,316,125)	(524,295)
Net (loss) income	$(246,866)	$1,665,746

Weighted average shares outstanding of Class A common stock	34,500,000	34,500,000
Basic and diluted net income per share, Class A	$0.13	$0.07

Weighted average shares outstanding of Class B common stock	8,625,000	8,625,000
Basic and diluted net loss per share, Class B	$(0.56)	$(0.10)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

See Notes to Consolidated Financial Statements.

TRINITY MERGER CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
(UNAUDITED)

	Class A Common Stock		Class B Common Stock		Additional Paid-in Capital	Retaine Earnings/ (Accumulated Deficit)	Total Stockholders’ Equity
	Shares	Amount	Shares	Amount
Balance – January 24, 2018 (inception)	—	$—	—	$—	$—	$—	$—

Class B common stock issued to Sponsor	—	—	8,625,000	863	24,137	—	25,000

Net loss	—	—	—	—	—	(814)	(814)
Balance – March 31, 2018 (unaudited)	—	—	8,625,000	863	24,137	(814)	24,186

Sale of 34,500,000 Units, net of underwriting discounts and offering expenses	34,500,000	3,450	—	—	325,116,319	—	325,119,769

Sale of 12,350,000 Private Placement Warrants	—	—	—	—	12,350,000	—	12,350,000

Common stock subject to redemption	(32,587,602)	(3,259)	—	—	(332,931,834)	—	(332,935,093)

Net income	—	—	—	—	—	441,139	441,139
Balance – June 30, 2018 (unaudited)	1,912,398	191	8,625,000	863	4,558,622	440,325	5,000,001

Change in value of common stock subject to possible redemption	6,974	1	—	—	(1,225,422)	—	(1,225,421)

Net income	—	—	—	—	—	1,225,421	1,225,421
Balance – September 30, 2018 (unaudited)	1,919,372	$192	8,625,000	$863	$3,333,200	$1,665,746	$5,000,001

	Class A Common Stock		Class B Common Stock		Additional Paid-in Capital	Retained Earnings	Total Stockholders’ Equity
	Shares	Amount	Shares	Amount
Balance – January 1, 2019	1,927,221	$193	8,625,000	$863	$1,853,915	$3,145,030	$5,000,001

Change in value of common stock subject to possible redemption	18,983	2	—	—	(1,358,659)	—	(1,358,657)

Net income	—	—	—	—	—	1,358,657	1,358,657
Balance – March 31, 2019 (unaudited)	1,946,204	195	8,625,000	863	495,256	4,503,687	5,000,001

Change in value of common stock subject to possible redemption	135,944	13	—	—	(41,227)	—	(41,214)

Net income	—	—	—	—	—	41,214	41,214
Balance – June 30, 2019 (unaudited)	2,082,148	208	8,625,000	863	454,029	4,544,901	5,000,001

Change in value of common stock subject to possible redemption	286,770	29	—	—	1,646,712	—	1,646,741

Net loss	—	—	—	—	—	(1,646,737)	(1,646,737)
Balance – September 30, 2019 (unaudited)	2,368,918	$237	8,625,000	$863	$2,100,741	$2,898,164	$5,000,005

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

See Notes to Consolidated Financial Statements.

TRINITY MERGER CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30, 2019	For the Period from January 24, 2018 (inception) Through September 30, 2018

Cash Flows from Operating Activities:
Net (loss) income	$(246,866)	$1,665,746
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(6,119,764)	(2,596,644)
Changes in operating assets and liabilities:
Income tax receivable	—	(25,705)
Prepaid expenses	(26,364)	(66,169)
Accounts payable and accrued expenses	3,366,026	156,465
Income taxes payable	(30,875)	—
Net cash used in operating activities	(3,057,843)	(866,307)

Cash Flow from Investing Activities:
Investment of cash in Trust Account	—	(351,900,000)
Cash withdrawn from Trust Account	1,555,713	550,250
Net cash provided by (used in) investing activities	1,555,713	(351,349,750)

Cash Flows from Financing Activities:
Proceeds from issuance of Class B common stock to Sponsor	—	25,000
Proceeds from sale of Units, net of underwriting discounts paid	—	341,550,000
Proceeds from sale of Private Placement Warrants	—	12,350,000
Proceeds from promissory note - related party	1,000,000	213,000
Repayment of promissory note - related party	—	(213,000)
Payment of offering costs	—	(905,231)
Net cash provided by financing activities	1,000,000	353,019,769

Net Change in Cash	(502,130)	803,712
Cash - Beginning of the period	650,629	—
Cash - End of the period	$148,499	$803,712

Supplemental cash flow information:
Cash paid for income taxes	$1,347,000	$550,250

Supplemental disclosure of non-cash investing and financing activities:
Initial classification of common stock subject to possible redemption	$—	$332,485,331
Change in value of common stock subject to possible redemption	$(246,870)	$1,675,183
Deferred underwriting fee charged to additional paid in capital	$—	$15,525,000

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

See Notes to Consolidated Financial Statements.

TRINITY MERGER CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

Note 1 – Description of Organization and Business Operations

Trinity Merger Corp. (the “Company”) is a blank check company incorporated in Delaware on January 24, 2018. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”). Although the Company is not limited to a particular industry or sector for purposes of consummating a Business Combination, the Company is focusing its search on acquiring an operating company or business with a real estate component (such as a business within the hospitality, lodging, gaming, real estate or property services, or asset management industries). The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

The Company’s subsidiaries are comprised of Trinity Sub Inc., a Maryland corporation and wholly-owned subsidiary of the Company (“PubCo”), Trinity Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of PubCo (“Merger Sub I”) and Trinity Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of PubCo (“Merger Sub II”).

On January 26, 2018, the Company received an initial capital contribution (see Note 5) and entered into a promissory note agreement (see Note 5) with HN Investors LLC, a Delaware limited liability company (the “Sponsor”). On May 17, 2018, the Company closed its initial public offering (“Initial Public Offering”) with the sale of 34,500,000 units (each a “Unit” and collectively the “Units”), generating gross proceeds of $345,000,000, as described in Note 4. All activity through September 30, 2019 relates to the Company’s formation, its Initial Public Offering and identifying a target company for a Business Combination. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on marketable securities from the proceeds derived from the Initial Public Offering.

On August 9, 2019, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) to effect a business combination with PubCo, Merger Sub I and Merger Sub II; PBRELF I, LLC, BRELF II, LLC, BRELF III, LLC and BRELF IV, LLC, each a Washington limited liability company (collectively, the “Broadmark Companies”); and Pyatt Broadmark Management, LLC, Broadmark Real Estate Management II, LLC, Broadmark Real Estate Management III, LLC and Broadmark Real Estate Management IV, LLC, each a Washington limited liability company (collectively, the “Management Companies” and, together with the Broadmark Companies, the “Broadmark Group”) (see Note 6).

The Company has until November 17, 2019 (or December 17, 2019, if the Extension (as defined below) is approved and becomes effective) to consummate a Business Combination (see Note 9).

Note 2 – Liquidity and Going Concern

As of September 30, 2019, the Company had $148,499 in its operating bank accounts, $360,197,326 in securities held in the Trust Account to be used for a Business Combination or to repurchase or redeem its common stock in connection therewith and a working capital deficit of $4,279,393. As of September 30, 2019, approximately $8,297,000 of the amount on deposit in the Trust Account represented interest income, which is available to pay the Company’s tax obligations.

Until the consummation of a Business Combination, the Company will be using the funds not held in the Trust Account for identifying and evaluating prospective acquisition candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to acquire, and structuring, negotiating and consummating the Business Combination.

The Company will need to raise additional capital through loans or additional investments from its Sponsor, stockholders, officers, directors, or third parties. The Company’s officers, directors and Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. These conditions raise substantial doubt about the Company’s ability to continue as a going concern through the earlier of the consummation of a Business Combination or November 17, 2019 (or December 17, 2019, if the Extension (as defined below) is approved by the Company’s stockholders and becomes effective), the scheduled liquidation date (see Note 9). These condensed consolidated financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

TRINITY MERGER CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

Note 3 – Significant Accounting Policies

Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X of the Securities and Exchange Commission (the “SEC”). Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed consolidated financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 as filed with the SEC on March 15, 2019, which contains the audited financial statements and notes thereto. The interim results for the three and nine months ended September 30, 2019 are not necessarily indicative of the results to be expected for the year ending December 31, 2019 or for any future interim periods.

Principles of Consolidation

The accompanying condensed consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

TRINITY MERGER CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. At September 30, 2019, cash equivalents, comprised of U.S. Treasury Bills, amounted to $360,196,236. The Company did not have any cash equivalents as of December 31, 2018.

Cash and Marketable Securities Held in Trust Account

At September 30, 2019, assets held in the Trust Account were comprised of $1,090 in cash and $360,196,236 in U.S. Treasury Bills. At December 31, 2018, assets held in the Trust Account were comprised of $4,285 in cash and $355,628,990 in U.S. Treasury Bills. During the nine months ended September 30, 2019, we withdrew approximately $1,556,000 of interest income to pay for our franchise and income taxes.

Common Stock Subject to Possible Redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. The common stock subject to possible redemption will be based on the requirement that the Company may not redeem publicly owned shares in an amount that would cause the Company’s net tangible assets be less than $5,000,001 upon consummation of a Business Combination (so that it is not subject to the SEC’s “penny stock” rules) or any greater net tangible asset or cash requirements which may be contained in the agreement related to the Company’s Business Combination. Accordingly, at September 30, 2019 and December 31, 2018, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s condensed consolidated balance sheet.

Offering Costs

Offering costs consist of legal, accounting, underwriting fees and other costs incurred through the balance sheet date that are directly related to the Initial Public Offering. Offering costs amounting to $19,880,231were charged to stockholders’ equity upon the completion of the Initial Public Offering.

Fair Value of Financial Instruments

Fair value is determined under the guidance of ASC 820, “Fair Value Measurements,” is a market-based measurement and is determined based on the assumptions that market participants would use in pricing an asset or liability. The GAAP valuation hierarchy is based upon the transparency of using observable inputs and unobservable inputs in order to value the assets and liabilities inputs as of the measurement date. The three levels are defined as follows:

Level 1:
Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:
Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

TRINITY MERGER CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities).

Revenue Recognition

The Company recognizes interest income when earned, typically on a monthly basis. The interest income is reinvested in the Trust Account, less money released to the Company to pay its franchise and income taxes.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. As of September 30, 2019 and December 31, 2018, the Company has a deferred tax asset of approximately $1,090,400 and $0, respectively, which had a full valuation allowance recorded against it of approximately $1,090,400 and $0, respectively.

The Company’s currently taxable income primarily consists of interest income on the Trust Account. The Company’s general and administrative costs are generally considered start-up costs and are not currently deductible. During the three and nine months ended September 30, 2019, the Company recorded income tax expense of $375,168 and $1,316,125, respectively, primarily related to interest income earned on the Trust Account. The Company’s effective tax rate for the three and nine months ended September 30, 2019 was approximately (29.5%) and 123.1%, which differs from the expected income tax rate due to the start-up costs (discussed above) which are not currently deductible.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of September 30, 2019 and December 31, 2018. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company may be subject to potential examination by federal, state and city taxing authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal, state and city tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months. The Company is subject to income tax examinations by major taxing authorities since inception.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the Federal Depository Insurance Coverage of $250,000. As of September 30, 2019 and December 31, 2018, the Company had not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Net Income (Loss) per Common Share

Net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of common shares outstanding for the period. The Company has not considered the effect of warrants sold in the Initial Public Offering and private placement to purchase 46,850,000 shares of Class A common stock in the calculation of diluted income (loss) per share, since the exercise of the warrants is contingent upon the occurrence of future events and the inclusion of such warrants would be anti-dilutive.

TRINITY MERGER CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

The Company’s condensed consolidated statement of operations includes a presentation of income (loss) per share for common shares subject to redemption in a manner similar to the two-class method of income per share. Net income per common share, basic and diluted for Class A common stock is calculated by dividing the interest income earned on the Trust Account, net of applicable franchise and income taxes, by the weighted average number of Class A common stock outstanding for the period. Net loss per common share, basic and diluted for Class B common stock is calculated by dividing the net income (loss), less income attributable to Class A common stock, by the weighted average number of Class B common stock outstanding for the period.

Recent Accounting Pronouncements

The Company’s management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s condensed consolidated financial statements.

Note 4 – Initial Public Offering

The registration statement for the Company’s Initial Public Offering was declared effective on May 14, 2018. On May 17, 2018, the Company closed its the Initial Public Offering of 34,500,000 Units, which included the full exercise by the underwriters of their over-allotment option in the amount of 4,500,000 Units, at $10.00 per Unit, generating gross proceeds of $345,000,000. Each Unit consists of one share of Class A common stock (the “Public Shares”) and one redeemable warrant (each a “Public Warrant”). Each Public Warrant entitles the holder to purchase one share of Class A common stock at an exercise price of $11.50 (see Note 7).

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 12,350,000 warrants (each, a “Private Placement Warrant” and collectively, the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant in a private placement to the Company’s Sponsor, generating total gross proceeds of $12,350,000 (see Note 5).

In connection with the closing of the Initial Public Offering on May 17, 2018, an amount of $351,900,000 ($10.20 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the Private Placement Warrants was placed in a trust account (the “Trust Account”) which may be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account as described below.

Offering costs amounted to $19,880,231, consisting of $3,450,000 of underwriting fees, $15,525,000 of deferred underwriting fees (see Note 6) and $905,231 of other costs.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The Company must complete one or more initial Business Combinations having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on income earned on the Trust Account) at the time of the signing of an agreement to enter into the initial Business Combination. However, the Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to complete a Business Combination successfully.

The Company will provide its holders of the Public Shares with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The holders of the Public Shares (the “public stockholders”) will be entitled to redeem their Public Shares for a pro rata portion of the amount then on deposit in the Trust Account. The per-share amount to be distributed to public stockholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriter. There will be no redemption rights upon the completion of a Business Combination with respect to the warrants.

TRINITY MERGER CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the Public Shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the SEC and file tender offer documents with the SEC prior to completing a Business Combination. If, however, stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem the Public Shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction. If the Company seeks stockholder approval in connection with a Business Combination, the initial stockholders (as defined below) have agreed to vote their Founder Shares (as defined in Note 5) and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination. In addition, the initial stockholders have agreed to waive their redemption rights with respect to their Founder Shares and Public Shares in connection with the completion of a Business Combination.

Notwithstanding the foregoing, the Amended and Restated Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 20% or more of the Class A common stock sold in the Initial Public Offering, without the prior consent of the Company.

The Company’s Sponsor, officers and directors (the “initial stockholders”) have agreed not to propose an amendment to the Amended and Restated Certificate of Incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination by November 17, 2019 (the “Combination Period”), unless the Company provides the public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.

If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The initial stockholders have agreed to waive their liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the initial stockholders should acquire Public Shares in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination within the Combination Period. The underwriter has agreed to waive its rights to its deferred underwriting commission (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be only $10.20 per share initially held in the Trust Account. In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered (other than the independent public accountants) or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriter of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

TRINITY MERGER CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

Note 5 – Related Party Transactions

Founder Shares

On January 26, 2018, the Sponsor purchased 8,625,000 shares (the “Founder Shares”) of the Company’s Class B common stock, par value $0.001 (“Class B common stock”) for an aggregate price of $25,000. The Founder Shares will automatically convert into shares of Class A common stock at the time of the Company’s initial Business Combination and are subject to certain transfer restrictions, as described in Note 7. The Founder Shares included an aggregate of up to 1,125,000 shares subject to forfeiture by the initial stockholders to the extent that the over-allotment option from the Initial Public Offering was not exercised in full by the underwriter so that the Founder Shares would represent 20% of the Company’s issued and outstanding shares after the Initial Public Offering. As a result of the underwriters’ election to exercise their over-allotment option in full, 1,125,000 Founder Shares are no longer subject to forfeiture.

The initial stockholders have agreed, subject to limited exceptions, not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (A) one year after the completion of an initial Business Combination or (B) subsequent to an initial Business Combination, (x) if the last sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Private Placement Warrants

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 12,350,000 Private Placement Warrants at a price of $1.00 per warrant in a private placement to the Sponsor, generating gross proceeds of $12,350,000. Each Private Placement Warrant is exercisable to purchase one share of Class A common stock at an exercise price of $11.50. The proceeds from the Private Placement Warrants were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds of the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless. The Private Placement Warrants will be non-redeemable and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees. If the Private Placement Warrants are held by someone other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

The Sponsor and the Company’s officers and directors have agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants until 30 days after the completion of the initial Business Combination.

Related Party Loans

On January 26, 2018, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). The Note was non-interest bearing and payable on the earlier of June 30, 2018 or the completion of the Initial Public Offering. The Company borrowed $213,000 under the Note, which was repaid at the closing of the Initial Public Offering on May 17, 2018.

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post Business Combination entity at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants.

TRINITY MERGER CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

Promissory Note – Related Party

On August 9, 2019, the Company entered into a promissory note with the Sponsor for an aggregate principal amount of $1,000,000. Proceeds will be used to pay the Company’s Business Combination transaction expenses. The promissory note is payable at the earlier of the closing of a Business Combination and the liquidation of Company prior to the consummation of the Company’s initial Business Combination. At September 30, 2019, $1,000,000 was outstanding under the promissory note.

Administrative Support Agreement

The Company entered into an agreement whereby, commencing on May 14, 2018 through the earlier of the consummation of a Business Combination or the Company’s liquidation, the Company will pay the Sponsor a monthly fee of $10,000 for office space, utilities and secretarial and administrative support. For the three and nine months ended September 30, 2019, the Company incurred $30,000 and $90,000 of administrative service fees, respectively. For the three months ended September 30, 2018 and for the period from January 24, 2018 (inception) through September 30, 2018, the Company incurred $30,000 and $45,000 of administrative service fees. At September 30, 2019 and December 31, 2018, $5,000 of such fees is included in accounts payable and accrued expenses in the accompanying condensed consolidated balance sheets.

Note 6 – Commitments and Contingencies

Registration Rights

Pursuant to a registration rights agreement entered into on May 14, 2018, the holders of the Founder Shares, Private Placement Warrants and any warrants that may be issued upon conversion of the Working Capital Loans, if any, are entitled to registration rights (in the case of the Founder Shares, only after conversion of such shares to shares of Class A common stock). These holders are entitled to certain demand and “piggyback” registration rights. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until the termination of the applicable lock-up period for the securities to be registered. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriters Agreement

The underwriter was paid a cash underwriting discount of one percent (1.0%) of the gross proceeds of the Initial Public Offering, or $3,450,000. In addition, the underwriter is entitled to a deferred fee of four and one-half percent (4.5%) of the gross proceeds of the Initial Public Offering, or $15,525,000. The deferred fee will be paid in cash to the underwriter upon the closing of a Business Combination from the amounts held in the Trust Account, subject to the terms of the underwriting agreement.

Merger Agreement

On August 9, 2019, the Company entered into the Merger Agreement to effect a business combination with PubCo, Merger Sub I and Merger Sub II, the Broadmark Companies and the Management Companies.

The Broadmark Group is a commercial real estate finance group based in Seattle, Washington. Its primary business is originating short-term, first deed of trust construction, land and development, or ‘‘CLD,’’ loans, which are loans secured by real estate to fund the construction and development of, or investment in, residential or commercial properties.

Upon the terms and subject to the conditions set forth in the Merger Agreement, the parties thereto intend to enter into a business combination pursuant to which (i) Merger Sub I will merge with and into the Company, with the Company being the surviving entity of such merger, (ii) immediately following such merger, each of the Broadmark Companies will merge with and into Merger Sub II, with Merger Sub II being the surviving entity of such merger, and (iii) immediately following such merger, each of the Management Companies will merge with and into the Company, with the Company being the surviving entity of such merger. As a result of the business combination, Merger Sub II and the Company will become wholly owned subsidiaries of PubCo.

TRINITY MERGER CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

Upon consummation of the business combination, PubCo will be renamed Broadmark Realty Capital Inc. and will become a new publicly traded company. It is expected that Broadmark Realty Capital Inc., which as noted above will be incorporated in Maryland, will qualify as a real estate investment trust, or REIT, under the Internal Revenue Code of 1986, as amended. In connection with the transaction, Broadmark Realty Capital Inc. intends to apply for registration of its securities on the New York Stock Exchange, Inc. under a new ticker symbol.

Each share of the Company’s common stock issued and outstanding immediately prior to the effective time of its merger with Merger Sub I will be cancelled and retired and automatically converted into the right to receive one share of common stock in the new public company, subject to adjustment for any stock split, reverse stock split, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change. Each issued and outstanding warrant of the Company (or portion thereof) immediately prior to the effective time of the Company’s merger with Merger Sub I will be modified to provide that such warrant (or portion thereof) will no longer entitle the holder thereof to purchase the referenced number of shares of Company Common Stock, and in substitution thereof, such warrant (or portion thereof) will entitle the holder thereof to acquire such equal number of shares of the new public company’s common stock.

Each preferred unit of the Broadmark Companies and each unit of the Management Companies issued and outstanding immediately prior to the effective time of the such entity’s merger with Merger Sub II or the Company, respectively, will be cancelled and retired and automatically converted into the right to receive a number of shares of the new public company’s common stock equal to the amount of consideration per such unit calculated per the terms of the Merger Agreement.

The parties to the Merger Agreement, HN Investors LLC, a Delaware limited liability company (the “Sponsor”), and, where applicable, their respective directors and members also entered into various other agreements to effect the business combination and provide a framework for the relationship between such parties leading up to and after the consummation of the business combination. These agreements include voting agreements pertaining to Company common stock and interests in the Management Companies; an agreement providing for the surrender of certain shares of Company common stock and rights by the Sponsor; employment agreements covering continued employment of certain Broadmark Group personnel at PubCo; equity lock-up agreements restricting equity sales by such parties; and agreements containing restrictive covenants on hiring and employee solicitation, competition, confidentiality, non-disparagement and use of certain of the Broadmark Group’s intellectual property.

Consummation of the transactions contemplated by the Merger Agreement is subject to customary conditions of the respective parties, and conditions customary to special purpose acquisition companies, including, among others: (i) approval of the Company’s stockholders; (ii) approval of the members of the Broadmark Group; (iii) there being no laws or injunctions by governmental authorities or other legal restraint prohibiting consummation of the transactions contemplated under the Merger Agreement; (iv) completion of the Company’s offer to redeem the shares of its public stockholders (the “Offer”) in accordance with the terms of the Merger Agreement, the organizational documents of the Company, the Trust Agreement, and the joint proxy and consent solicitation statement/prospectus; (v) the Company having at least $5,000,001 in net tangible assets; (vi) the new public company having at least $100 million in cash following the consummation of the transactions, completion of the Offer, and payment of expenses and indebtedness required to be paid at the closing of the transactions; (vii) consummation of the PIPE Investment (as discussed in further detail below); (viii) obtaining an amendment to the agreement governing the Company’s warrants to remove certain anti-dilution provisions contained therein relating to the payment of cash dividends; and (ix) the Company’s and PubCo’s receipt of certain tax opinions related to the transactions and REIT qualification.

More information about the Merger Agreement and the transactions contemplated thereby is included in the combined definitive joint proxy statement/prospectus that the Company and the Broadmark Companies filed with the Securities and Exchange Commission and dated October 18, 2019. The definitive joint proxy statement/prospectus contained the notice of special meeting of stockholders of the Company to vote on and adopt the Merger Agreement and the transactions contemplated thereby and to vote on certain related proposals. The special meeting is scheduled for November 12, 2019 (the “Special Meeting”). There is no guarantee that the Company will be able to hold the Special Meeting on November 12, 2019, or that the conditions to the closing of the transactions contemplated by the Merger Agreement will be satisfied prior to, or following such meeting (see Note 9).

Private Placement

On August 9, 2019, PubCo entered into a subscription agreement with entities affiliated with Farallon Capital Management LLC (the “PIPE Investors”), pursuant to which it will issue and sell to the PIPE Investors approximately $75.0 million of its common stock immediately prior to the consummation of the business combination (the “PIPE Investment”). The PIPE Investment is conditioned on the substantially concurrent closing of the mergers and a number of other closing conditions. The proceeds from the PIPE Investment will be used to pay transaction-related expenses and to help fund the ongoing business operations of PubCo. In addition, the PIPE Investors will have an option, exercisable at their election either in connection with or during the 365-day period following the consummation of the business combination to acquire up to an additional $25 million of common stock from PubCo. In connection the PIPE Investment, PubCo will issue to the PIPE Investors warrants in an amount equal to the number of shares of common stock of PubCo purchased by the PIPE Investors pursuant to their initial $75.0 million investment (such warrants to be on substantially the same terms as the warrants that will be held by public stockholders of PubCo upon consummation of the business combination).

TRINITY MERGER CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

Note 7 – Stockholder’s Equity

Preferred Stock — The Company is authorized to issue 5,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, voting and other rights and preferences as may be determined from time to time by the Company’s Board of Directors. At September 30, 2019 and December 31, 2018, there were no shares of preferred stock issued or outstanding.

Common Stock

Class A Common Stock — The Company is authorized to issue 400,000,000 shares of Class A common stock with a par value of $0.0001 per share. Holders of the Company’s Class A common stock are entitled to one vote for each share. At September 30, 2019 and December 31, 2018, there were 2,368,918 and 1,927,221 shares of common stock issued and outstanding, excluding 32,131,082 and 32,572,779 shares of common stock subject to possible redemption, respectively.

Class B Common Stock — The Company is authorized to issue 50,000,000 shares of Class B common stock with a par value of $0.0001 per share. Holders of the Company’s Class B common stock are entitled to one vote for each share. At September 30, 2019 and December 31, 2018, there were 8,625,000 shares of common stock issued and outstanding.

Holders of Class A common stock and Class B common stock will vote together as a single class on all matters submitted to a vote of stockholders except as required by law or as otherwise provided in the Company’s Amended and Restated Certificate of Incorporation.

The shares of Class B common stock will automatically convert into shares of Class A common stock at the time of an initial Business Combination on a one-for-one basis, subject to adjustment. In the case that additional shares of Class A common stock, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in the Initial Public Offering and related to the closing of an initial Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as-converted basis, 20% of the sum of the total number of all shares of common stock outstanding upon the completion of the Initial Public Offering plus all shares of Class A common stock and equity-linked securities issued or deemed issued in connection with the initial Business Combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in the initial Business Combination and any private placement-equivalent warrants issued to the Sponsor or its affiliates upon conversion of loans made to the Company). Holders of Founder Shares may also elect to convert their shares of Class B common stock into an equal number of shares of Class A common stock, subject to adjustment as provided above, at any time.

Warrants — The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering; provided in each case that the Company has an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the Public Warrants and a current prospectus relating to them is available. The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of a Business Combination, the Company will use its reasonable best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of Class A common stock issuable upon exercise of the Public Warrants. The Company will use its reasonable best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the Public Warrants in accordance with the provisions of the warrant agreement. Notwithstanding the foregoing, if a registration statement covering the shares of Class A common stock issuable upon exercise of the Public Warrants is not effective by the 60th business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

TRINITY MERGER CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

The Company may redeem the Public Warrants:

•	in whole and not in part;
•	at a price of $0.01 per warrant;
•	at any time during the exercise period;
•	upon a minimum of 30 days’ prior written notice of redemption; and
•
if, and only if, the last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement.

The exercise price and number of shares of Class A common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuance of Class A common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

Note 8 – Fair Value Measurements

The Company classifies its U. S. Treasury and equivalent securities as held-to-maturity in accordance with ASC 320 “Investments - Debt and Equity Securities.” Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost in the accompanying condensed consolidated balance sheets and adjusted for the amortization or accretion of premiums or discounts.

Cash held in the Trust Account amounted to $1,090 and $4,285 at September 30, 2019 and December 31, 2018, respectively.

The gross holding gains and fair value of held-to-maturity securities at September 30, 2019 and December 31, 2018 are as follows:

Held-To-Maturity	Amortized Cost	Gross Holding Gains	Fair Value
September 30, 2019
U.S. Treasury Securities (Mature on 10/22/2019)	$360,196,236	$24,135	$360,220,371
Total	$360,196,236	$24,135	$360,220,371

December 31, 2018
U.S. Treasury Securities (Mature on 2/14/2019)	$177,713,107	$2,169	$177,715,276
U.S. Treasury Securities (Mature on 3/14/2019)	177,915,883	11,908	177,927,791
Total	$355,628,990	$14,077	$355,643,067

The fair value of the Company’s held-to-maturity securities are based upon Level 1 observations as of September 30, 2019 and December 31, 2018.

TRINITY MERGER CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

Note 9 – Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the condensed consolidated financial statements were issued. Other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the condensed consolidated financial statements.

The Company has until November 17, 2019 to consummate a Business Combination. The Company has scheduled the Special Meeting to approve the Business Combination for November 12, 2019, and is using its best efforts to complete the Business Combination on or prior to November 17, 2019. While the Company is seeking to complete the Business Combination on or prior to November 17, 2019, the Company has scheduled a special meeting of its stockholders for November 15, 2019, pursuant to which, in the event the Business Combination has not been completed prior to such time, it will seek stockholder approval to, among other matters, amend the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a Business Combination from November 17, 2019 to December 17, 2019 (the “Extension”). There is no guarantee that the Company’s stockholders will vote to approve the Extension. The Company’s board of directors believes that it is in the best interests of its stockholders that, in the event the Business Combination is not completed prior to the time of the special meeting to vote on the Extension, the Extension be obtained so that the Company will have a limited additional amount of time to consummate the Business Combination. Without the Extension, if the Company, despite its best efforts, is not able to complete the Business Combination on or before November 17, 2019, the Company would be precluded from completing the transactions consummated by the Merger Agreement and would be forced to liquidate even if its stockholders are otherwise in favor of the Business Combination. More information about the Extension is included in the proxy statement that the Company filed with the Securities and Exchange Commission on November 1, 2019.

PBRELF I, LLC and Subsidiaries

Consolidated Balance Sheets (unaudited)

	As of September 30, 2019	As of December 31, 2018
Assets
Assets
Cash and cash equivalents	$131,437,044	$43,973,095
Mortgage notes receivable, net	325,212,511	303,992,370
Interest and fees receivable	1,854,432	791,576
Investment in real property, net	7,824,144	10,381,543
Other receivables and assets	1,853,286	1,588,810
Total assets	$468,181,417	$360,727,394
Liabilities and Members’ Equity
Liabilities
Accounts payable and accrued expenses	$1,527,016	$1,229,860
Dividends payable	3,470,004	3,229,864
Contributions received in advance	–	8,449,738
Total liabilities	4,997,020	12,909,462
Commitments and contingencies (Note 8)

Members’ equity
Preferred Units - Preferred units (voting) 4,661,674 and 3,475,717 units issued and outstanding as of September 30, 2019 and December 31, 2018, respectively	466,886,618	348,727,085
Common units, $0 par value, 1 unit authorized; 1 unit issued and outstanding as of September 30, 2019 and December 31, 2018	–	–
Accumulated deficit	(3,702,221)	(909,153)
Members’ equity	463,184,397	347,817,932
Total liabilities and members’ equity	$468,181,417	$360,727,394

See Notes to Consolidated Financial Statements.

PBRELF I, LLC and Subsidiaries

Consolidated Statements of Income (unaudited)

	Nine months ended
	September 30, 2019	September 30, 2018
Revenue
Interest income	$31,505,813	$22,001,130
Fee income	2,887,053	2,652,217
Total revenue	34,392,866	24,653,347
Expense
Loan loss provision	2,943,777	407,155
Real estate properties, net of gains	346,673	–
Professional fees	257,662	147,381
Other	15,224	15,087
Excise taxes and licenses	231,868	66,457
Total expenses	3,795,204	636,080
Net income	$30,597,662	$24,017,267

See Notes to Consolidated Financial Statements.

PBRELF I, LLC and Subsidiaries

Consolidated Statement of Changes in Members’ Equity (unaudited)
For the six months ended September 30, 2019 and 2018

	Manager	Members	Total

Balance, January 1, 2018	–	$231,489,370	$231,489,370
Contributions
Cash		88,029,784	88,029,784
Reinvestments		7,882,706	7,882,706
Net income		24,017,267	24,017,267
Distributions	(2,355,366)	(21,775,263)	(24,130,629)
Redemptions		(8,605,233)	(8,605,233)
Balance, September 30, 2018	$(2,355,366)	$321,038,631	$318,683,265

	Common Units		Preferred Units (voting)		Accumulated deficit	Total
	Units	Amount	Units	Amount

Balance, January 1, 2019	1	$–	3,475,717	$348,727,085	$(909,153)	$347,817,932
Contributions
Cash			1,475,955	147,067,788	–	147,067,788
Reinvestments			111,270	11,083,525	–	11,083,525
Net income				–	30,597,662	30,597,662
Incentive fee allocation to manager				–	(3,099,704)	(3,099,704)
Distributions				–	(30,291,026)	(30,291,026)
Redemptions			(401,268)	(39,991,780)	–	(39,991,780)
Balance, September 30, 2019	1	$–	4,661,674	$466,886,618	$(3,702,221)	$463,184,397

See Notes to Consolidated Financial Statements.

PBRELF I, LLC and Subsidiaries

Consolidated Statement of Cash Flows (unaudited)

	Nine months ended
	September 30, 2019	September 30, 2018
Cash flows from operating Activities
Net Income	$30,597,662	$24,017,267
Adjustments to reconcile net income to net cash used in operations:
Provision of loan loss	2,943,777	325,699
Real estate properties, net of gains	346,674	–
Changes in operating assets and liabilities:
Interest and fees receivable	(1,062,856)	(697,833)
Other receivables and assets	(264,476)	–
Accounts payable and accrued expenses	297,156	517,829
Net cash from operating activities	32,857,937	24,162,962
Cash flows from investing activities
Proceeds from sale of real estate owned	4,358,750	1,287,552
Capitalized costs of real estate property	(101,825)	(1,444,299)
Investments in mortgage notes receivable	(26,210,118)	(73,386,677)
Net cash used in investing activities	(21,953,193)	(73,543,424)
Cash flows from financing activities
Contributions	147,067,788	88,029,784
Contributions received in advance	(8,449,738)	4,119,614
Dividends payable, net	240,140	372,082
Distributions	(22,307,205)	(16,247,923)
Redemptions	(39,991,780)	(8,605,233)
Net cash from financing activities	76,559,205	67,668,324
Net change in cash	87,463,949	18,287,862
Cash and cash equivalents, beginning of period	43,973,095	33,321,574
Cash and cash equivalents, end of period	$131,437,044	$51,609,436
Supplemental disclosure of non cash investing and financing activities
Reinvested distributions	$11,083,525	$7,882,706
Mortgage notes receivable converted to real estate property	$2,046,200	$5,440,182

See Notes to Consolidated Financial Statements.

PBRELF I, LLC and Subsidiaries

Notes to Unaudited Interim Consolidated Financial Statements

Note 1 - Organization and business

PBRELF I, LLC (the “Company”) is a Washington limited liability company formed on June 28, 2010. The Company operates under a Second Amended and Restated Limited Liability Company Agreement (the “Operating Agreement”) dated October 1, 2018. The Company will have perpetual existence unless terminated pursuant to the provisions of the Operating Agreement. Effective October 1, 2018, the Company elected to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes.

Prior to the Operating Agreement dated October 1, 2018, the Company operated under the Amended and Restated Limited Liability Company Agreement dated February 13, 2013. The Company is a private real estate lending company that originates primarily commercial and single-family construction and land development mortgages secured by real estate. The primary purpose of the Company is to make short-term, first position construction and development loans secured by deeds of trust on real estate located exclusively in the Pacific Northwest.

The Company has an agreement with Pyatt Broadmark Management, LLC (the “Manager”) to manage the underwriting, closing, servicing, and disposition of mortgage notes, and perform all general and administrative duties. The Manager is the common unit holder and functions as managing member of the Company. The Company derives its revenue from loan origination fees, extension and late fees, and interest income related to mortgage notes underwritten by the Company or the Manager. Fee income is recognized as received, and consists of the Company’s 20% share of origination, renewal and late fees an all loans. The remaining 80% of these fees are paid directly to the Manager, who services the loans. Interest income is accrued and recognized as interest becomes due pursuant to the loan terms.

Note 2 - Summary of significant accounting policies

Basis of accounting

The Company prepares its consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Prior to October 1, 2018, the Company met the definition of an investment company and applied the guidance related to “Financial Services - Investment Companies” as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification Topic 946 (“ASC 946”). Effective with the REIT election on October 1, 2018, ASC 946 no longer applied to the Company. This change resulted in different presentations of the basic financial statements from the Company’s previously issued financial statements, as well as significant revisions of the financial statement disclosures in order to conform to GAAP. However, the change in the application of GAAP did not result in any changes to the
Company’s opening members’ equity as of January 1, 2018.

Principles of consolidation

The accompanying consolidated financial statements include the accounts of PBRELF I, LLC and its wholly-owned subsidiaries, Cataldo Square, LLC, PBRELF Peak, LLC, PBRELF Clearview Sheldon, LLC, PBRELF Petra LLC, and South Hill Meridian, LLC (the “Subsidiaries”). The Subsidiaries were formed to own and operate real estate acquired through foreclosure on non-performing first trust deed loans. All intercompany accounts, balances and transactions have been eliminated in consolidation.

Use of estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of investments, certain reported amounts and disclosures at the date of the consolidated financial statements and the reported amount of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

PBRELF I, LLC and Subsidiaries

Notes to Unaudited Interim Consolidated Financial Statements

Subsequent events

The Company has evaluated subsequent events through the date the consolidated financial statements were issued.

Cash and cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of purchase to be cash equivalents. The Company has a cash management sweep account repurchase agreement whereby its bank nightly sweeps cash in excess of $750,000, sells the Company specific U.S. Government Securities and then repurchases them the next day. The balance in the sweep account at September 30, 2019 and December 31, 2018, was $32,066,445 and $42,615,552, respectively.

Mortgage notes receivable

Mortgage notes receivable are held for investment purposes, anticipated to be held until maturity and are carried at cost, net of unfunded commitments and allowance for loan losses. Mortgage notes receivable that are deemed to be impaired are carried at amortized cost less a specific allowance for loan losses.

The mortgage notes are secured by first deeds of trust, security agreements or legal title to real estate located in the United States. The notes generally have terms ranging between 6 and 18 months and may be extended by paying additional fees.

Many construction loans provide for minimum interest provisions, under which the contractual rate applies to 70% of the face amount of the note until the actual outstanding principal exceeds the minimum threshold. Interest income on mortgage notes is accrued and included in operating income based on contractual rates applied to the principal balance outstanding, unless there is a minimum interest provision in the promissory note. Income recognition is suspended when a loan is designated non-performing and resumes only when the suspended loan becomes contractually current and performance is demonstrated to have resumed.

The Company collects loan origination fees in conjunction with origination. The Company does not defer origination fees or costs and, rather, records origination fees and costs at the time or origination due to the short-term nature of the loans. The difference is not significant at September 30, 2019 or December 31, 2018.

Loans Held for Investment

Loans held for investment are reported at the principal amount outstanding. Interest on performing loans is accrued and recognized as interest income at the contractual rate of interest, or at the contractual rate of monthly minimum interest. All loans are held for investment, and the intent is always to hold the loan to maturity. The Company rarely sells a note, and does not originate a note with the intent to sell the note.

Allowance for loan losses

The allowance for loan losses reflects management’s estimate of loan losses inherent in the loan portfolio as of the balance sheet date. The allowance is increased or decreased through the loan loss provision or recovery on the Company’s consolidated statement of income, and is decreased by charge-offs when losses are confirmed through the receipt of assets, such as in a pre-foreclosure sale or upon ownership control of the underlying collateral in full satisfaction of the loan upon foreclosure or when significant collection efforts have ceased. The allowance for loan losses is determined on an asset-specific basis.

The asset-specific reserve relates to reserves for losses on individual impaired loans. The Company considers a loan to be impaired when, based upon current information and events, it believes that it is probable that the Company will be unable to collect all amounts due under the contractual terms if the loan agreement. This assessment is made on an individual basis month based on such factors as payment status, lien position, borrower financial resources and investment collateral, collateral type, project economics and geographical location as well as national and regional economic factors. A reserve is established for an impaired loan when the present value of payments expected to be received, observable market prices or the estimated fair value of the collateral (for loans that are dependent on the collateral for repayment) is lower than the carrying value of that loan.

PBRELF I, LLC and Subsidiaries

Notes to Unaudited Interim Consolidated Financial Statements

For collateral-dependent impaired loans, the company records an estimated allowance of 10% of the outstanding principal at the time the note is put into default. Valuations are performed or obtained at the time a loan is determined to be impaired and designated non-performing, and they are updated if circumstances indicate that a significant change in value has occurred. The Manager generally will obtain external “as is” appraisals for loan collateral to estimate the fair value of the collateral for such loans.

The Company designates non-performing loans at such time as (i) the borrower fails to make the required monthly interest-only loan payments; (ii) the loan has a maturity default; or (iii) in the opinion of the Manager, it is probable the Company will be unable to collect all amounts due according to the contractual terms of the loan. Loans are charged off to the allowance for loan losses when the contractual amount is no longer realizable.

Real estate properties

Investments in real estate properties consists of real estate acquired in settlement of loans. Real estate acquired through foreclosure is recorded at fair market value at the time of foreclosure, which generally approximates the carrying value of the loan secured by such property. All other real estate acquisitions are recorded at cost. All costs related to acquisition, development, construction and improvements, including repairs, maintenance and legal costs are capitalized and subsequently measured for impairment.

At September 30, 2019, investments in real properties consists of real estate acquired as a result of foreclosure proceedings on four non-performing loans.

During the nine months ended September 30, 2019 the Company took in one new property signed over via deed in lieu for $2,046,200, forgoing the foreclosure process. During the nine months ended September 30, 2018 the Company transferred through foreclosure $5,440,182 of real estate properties. During the nine months ended September 30, 2019 and 2018, the Company recorded additional capitalized costs of $101,826 and $1,444,299, respectively, related to properties previously obtained through foreclosure. During the nine months ended September 30, 2019 and 2018, aggregate proceeds from the sale of property and aggregate write-down, net of gains amounted to $4,358,750 and $1,287,775 and $346,674 and $0, respectively.

Income taxes

The Company operates and has elected to be taxed as a REIT commencing with its conversion to a REIT effective October 1, 2018 and for the taxable period from October 1, 2018 through December 31, 2018. Accordingly, the Company will generally not be subject to corporate U.S. federal or state income tax to the extent that the Company makes qualifying distributions to members, and provided that the Company satisfies, on a continuing basis, through actual investment and operating results, the REIT requirements including certain asset, income, distribution and unit ownership tests. If the Company fails to qualify as a REIT, and does not qualify for certain statutory relief provisions, the Company will be subject to U.S. federal, state and local income taxes and may be precluded from qualifying as a REIT for the subsequent four taxable years following the year in which the Company lost its REIT qualification. Accordingly, the failure to qualify as a REIT could have a material adverse impact on the Company’s results of operations and amounts available for distribution to members.

PBRELF I, LLC and Subsidiaries

Notes to Unaudited Interim Consolidated Financial Statements

As a REIT, if the Company fails to distribute in any calendar year (subject to specific timing rules for certain dividends paid in January) at least the sum of (i) 85% of its ordinary income for such year; (ii) 95% of its capital gain net income for such year; and (iii) any undistributed taxable income from the prior year, the Company would be subject to a non-deductible 4% excise tax on the excess of such required distribution over the sum of (x) the amounts actually distributed and (y) the amounts of income retained on which the Company has paid corporate income tax.

The dividend-paid deduction for qualifying dividends paid to members is computed using the Company’s taxable income as opposed to net income reported in the Consolidated Statement of Income. Taxable income, generally, will differ from income reported in the Consolidated Statement of Income because the determination of taxable income is based on tax regulations and GAAP.

For the period from January 1, 2019 through September 30, 2019, the Company was in compliance with all REIT qualification and distribution requirements.

The subsidiaries are limited liability companies and are classified as partnerships for income tax purposes. The Subsidiaries are considered disregarded entities for federal income tax purposes.

The Company has no unrecognized tax benefits at September 30, 2019. While no income tax returns are currently being examined by federal or state taxing authorities, tax years since 2014 for federal and 2013 for state remain open for examination. Management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

The Company recognizes interest and penalties associated with tax matters, if applicable, as operating expenses and includes accrued interest and penalties with the related tax liability in the consolidated balance sheet.

Fair value measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Fair value is a market-based measurement that should be determined based on the assumptions market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, a fair value hierarchy distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). Valuation techniques used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels, as follows:

•	Level 1 – Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•
Level 2 – Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3 – Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The fair value hierarchy gives the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible while also considering counterparty credit risk in the assessment of fair value.

PBRELF I, LLC and Subsidiaries

Notes to Unaudited Interim Consolidated Financial Statements

Note 3 - Recent accounting pronouncements

In June 2016, FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326), and in 2019 issued ASU 2019-04, which provides codification improvements, and ASU 2019-05, which provides targeted transition relief for entities adopting ASU 2016-13. The guidance replaces the incurred loss model with an expected loss model, which is referred to as the current expected credit loss (CECL) model. In October 2019, the FASB confirmed that it will be moving forward with finalizing its proposal to defer the effective date for this guidance for smaller reporting companies from the interim and annual periods beginning after December 15, 2020 to the interim and annual periods beginning after December 15, 2022. For this effective date deferral to take effect, the FASB must issue the final ASU which the Company expects to be issued in mid-November. Early adoption is permitted for interim and annual periods beginning after December 15, 2018. Upon issuance of the final ASU, the Company plans to adopt this guidance on January 1, 2023. The CECL model is applicable to the measurement of credit losses on financial assets measured at amortized cost, including loan receivables and held-to maturity debt securities. It also applies to off-balance sheet credit exposures not accounted for as insurance (loan commitments, standby letters of credit, financial guarantees, and other similar instruments) and net investments in certain leases recognized by a lessor. In addition, the amendments in this Update require credit losses be presented as an allowance rather than as a write-down on available-for-sale debt securities. The Company has formed a CECL committee that is assessing data and system needs in order to evaluate the impact of adopting the new guidance. We expect to recognize a one-time cumulative effect adjustment to the allowance for loan losses as of the beginning of the first reporting period in which the new standard is effective. At this time, the impact is being evaluated.

Note 4 - Concentrations of credit risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents and mortgage notes receivable.

The Company maintains its cash and cash equivalents with high-credit quality financial institutions. At times, such amounts may exceed federally insured limits. At September 30, 2019 and December 31, 2018, the uninsured cash and cash equivalents balance was approximately $131,187,044 and $43,723,095, respectively.

The Company’s investments are in originating primarily short-term commercial and single-family construction and land development mortgage notes secured by first deeds of trust, mortgages or legal title in real property located in the Pacific Northwest. The investments are exposed to various risks, such as market or credit risks.

Note 5 - Mortgage notes receivable and allowance for loan losses

The stated principal amount of loans receivable in the Company’s portfolio represents the Company’s interest in loans secured primarily by first deeds of trust and is presented net of interest reserve and construction reserve holdbacks in the consolidated balance sheet

The interest reserve holdback represents funds withheld from the funding of certain mortgage notes receivable for the purpose of satisfying monthly interest payments over all or part of the term of the related note. Accrued interest is paid out of the interest reserve and recognized as interest income at the end of each month. The construction reserve holdback represents amounts withheld from the funding of construction loans until the Company’s management deems construction to be sufficiently completed.

PBRELF I, LLC and Subsidiaries

Notes to Unaudited Interim Consolidated Financial Statements

The Private Placement Memorandum (“PPM”) for the Company includes specific criteria for mortgages qualified to be investments of the Company, including that all notes be first position liens and that the maximum loan to value ratio be 65%, and prior to funding, all loan packages will include an appraisal by a third party qualified appraiser. The maximum amount of a single loan may not exceed 10% and the maximum amount to a single borrower may not exceed 15% of the total assets of the Company.

Mortgage notes receivable are recorded at their cost, which are approximate to their face amounts, and have interest rates that generally range from 10% to 13%.

A summary of information pertaining to mortgage notes receivable at September 30, 2019 and December 31, 2018:

	September 30, 2019	December 31, 2018

Total loan commitments	$484,824,940	$436,264,749
Less:
Construction holdbacks	146,430,586	117,762,595
Interest reserves	9,153,180	12,972,839
Allowance for loan losses	4,028,663	1,536,945

Total mortgage notes receivable	$325,212,511	$303,992,370

The Notes are considered to be short-term financings, with the expectation of repayment generally within 6 to 18 months. The Company generally “collects” a three to five percent origination fee at each initial loan closing for Notes with a 12-month term, and a one percent fee per two-month extension, of which the Company retains 20% and 80% is remitted to the Manager.

Defaulted notes

All loans require monthly interest only payments. Most loans are structured with an interest reserve holdback that covers the interest payments for most of the initial term of the loan. Once the interest reserve is depleted, borrowers are expected to make their monthly interest payment within 10 days of month end.

Loans can be placed in default status if an interest payment is more than 30 days past due; if a note matures and the borrower fails to extend; or if the collateral becomes impaired in such a way that the ultimate collection of the note is doubtful. A loan can be removed from default status if the late interest payments are brought current; if the borrower complies with appropriate re-underwriting to extend the note; or if additional collateral is provided for the note to provide cash flow or bring the loan to collateral value ratio below 65%.

Non-accrual on defaulted loans

No interest income is recorded on notes that are in default, unless the interest is paid. At September 30, 2019 and December 31, 2018 all defaulted and impaired loans were on nonaccrual status.

The composition of the loan portfolio is as follows as of the period indicated:

Total loans by segment	September 30, 2019	December 31, 2018

Current mortgage notes receivable	$307,004,923	$295,901,356
Defaulted and impaired loans	18,207,588	9,627,959
Total mortgage notes receivable	$325,212,511	$305,529,315

PBRELF I, LLC and Subsidiaries

Notes to Unaudited Interim Consolidated Financial Statements

The following tables summarize the allocation of the allowance for loan loss, as well as the activity in the allowance for loan loss attributed to various segments in the loan portfolio, as of and for the period indicated:

	Current mortgage notes receivable	Reserves on loans in default	Total Reserves
Beginning January 1, 2019	$–	$1,536,945	$1,536,945
Provision for loan losses	–	2,943,777	2,943,777
Charge offs	–	(452,059)	(452,059)
Recoveries	–	–	–
Ending September 30, 2019	$–	$4,028,663	$4,028,663

	Current mortgage notes receivable	Reserves on loans in default	Total Reserves
Beginning January 1, 2018	$–	$–	$–
Provision for loan losses	–	325,699	325,699
Charge offs	–	–	–
Recoveries	–	12,511	12,511
Ending September 30, 2018	$–	$338,210	$338,210

A summary of information pertaining to impaired loans at September 30, 2019:

	Recorded investments (Loan balance less charge- offs)	Unpaid principal balance	Related allowance	Average investment in impaired loans	Interest income recognized
With allowance recorded on impaired loans	$18,207,588	$18,207,588	$4,028,663	$15,027,084	$–

A summary of information pertaining to impaired loans at December 31, 2018:

	Recorded investments (Loan balance less charge- offs)	Unpaid principal balance	Related allowance	Average investment in impaired loans	Interest income recognized
With allowance recorded on impaired loans	$9,627,959	$9,627,959	$1,536,945	$5,268,608	$–

Note 6 - Members’ equity

The Manager is the sole common unit holder of the Company. Pursuant to the terms of the PPM, as amended on September 18, 2018, the Company can offer up to $500,000,000 of membership interests in the Company. Each dollar is considered equal to one preferred unit, with a minimum contribution amount of $100,000, subject to Manager discretion in accepting lesser amounts. Effective with the Company’s REIT election on October 1, 2018, preferred units were exchanged at a 1:100 ratio.  After one year, preferred unit holders may request redemptions, subject to the Manager’s sole discretion to establish reserves and to determine cash available for redemptions. All redemption requests made in any calendar quarter are paid out on the first day of the subsequent quarter. The actual redemption amount will be equal to the unit value in effect at the time of the redemption payment, multiplied by the number of units redeemed by the member. No new mortgages will be funded until all outstanding redemption requests from the previous quarters are met, with the exception of draws on construction loans, which will be funded irrespective of outstanding redemption requests. The preferred unit holders have the right by simple majority vote to replace the Manager.

PBRELF I, LLC and Subsidiaries

Notes to Unaudited Interim Consolidated Financial Statements

Preferred unit holders are expected to receive a monthly preferred return, per preferred unit held, determined as of the date the distribution of the preferred return is declared. The preferred return is paid out of the fees and other income received. The preferred return in not guaranteed and is only paid monthly to the extent earned by the Company.

The Company makes distributions of available cash at the discretion of the Manager; however, generally the Company makes distributions of preferred return monthly within 15 days after the last day of the previous month. Distributions, when made, are made to and among the members and Manager as follows:

(a)	First, to and among all the members any Fee Based Income (defined as 20% of the loan fee income received from origination points, late fees and renewal fees);

(b)
Second, to and among the members, pro rata in accordance with their preferred units, the unpaid preferred return (for the current month if any, inclusive of the Fee Based Income) due to each member as of the date of distribution; and

(c)	Thereafter, after deducting expenses, the distribution is as follows:

(i)	Eighty percent (80%) to the members pro rata; and

(ii)	Twenty percent (20%) to the Manager.

Note 7 - Related party transactions

Certain members of the Company are considered related parties.

A summary of information pertaining to member related parties at September 30, 2019 and December 31, 2018:

	As of	As of
	September 30, 2019	December 31, 2018
Capital balances	$2,240,960	$18,813,083
Dividends payable	157,928	162,857

	Nine months ended
	September 30, 2019	September 30, 2018
Contributions, net	$127,877	$3,437,855
Redemptions	16,700,000	4,044,462
Income allocated	695,344	1,420,110

PBRELF I, LLC and Subsidiaries

Notes to Unaudited Interim Consolidated Financial Statements

Related parties include BRELF II, LLC, BRELF III, LLC, BRELF IV, LLC, the related respective management companies and Broadmark Capital, LLC. Amounts payable and receivable to these other related parties were immaterial at September 30, 2019 and December 31, 2018.

Note 8 - Commitments and contingencies

The Company’s commitments and contingencies include usual obligations incurred by real estate investment companies in the normal course of business. These include interest reserves and construction holdbacks as disclosed in Note 5. In the opinion of management, these matters will not have a material adverse effect on the Company’s financial position and results of operations.

Note 9 – Fair value measurements

Certain assets of the Company have been measured at fair value on a nonrecurring basis. There were no assets or liabilities measured on a recurring basis. As required by the accounting standard for fair value measurement and disclosures, assets and liabilities are classified in their entirety within the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

The table below sets forth by level within the fair value hierarchy assets and liabilities measured and reported at fair value on a nonrecurring basis as of September 30, 2019:

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant other unobservable inputs (Level 3)
Nonperforming mortgage notes receivable	$–	$–	$18,207,588
Real estate property	–	–	7,824,144
Total	$–	$–	$26,031,732

The table below sets forth by level within the fair value hierarchy assets and liabilities measured and reported at fair value on a nonrecurring basis as of December 31, 2018:

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant other unobservable inputs (Level 3)
Nonperforming mortgage notes receivable	$–	$–	$9,627,959
Real estate property	–	–	10,381,543
Total	$–	$–	$20,009,502

PBRELF I, LLC and Subsidiaries

Notes to Unaudited Interim Consolidated Financial Statements

The following table presents additional information about valuation methodologies and inputs used for assets that are measured at fair value and categorized within Level 3 as of September 30, 2019:

Investments	Fair value at September 30, 2019	Valuation technique	Unobservable input	Range of inputs[1]
Nonperforming mortgage notes receivable	$18,207,588	Market comparable	Adjustment to appraisal value	0-10%

Real estate property	7,824,144	Market comparable	Adjustment to appraisal value	0-10%
Total	$26,031,732

1Discount for selling costs.

The following table presents additional information about valuation methodologies and inputs used for assets that are measured at fair value and categorized within Level 3 as of December 31, 2018:

Investments	Fair value at December 31, 2018	Valuation technique	Unobservable input	Range of inputs[1]
Nonperforming mortgage notes receivable	$9,627,959	Market comparable	Adjustment to appraisal value	0-10%

Real estate property	10,381,543	Market comparable	Adjustment to appraisal value	0-10%
Total	$20,009,502

1Discount for selling costs.

Fair value of financial instruments

For certain of the Company’s financial instruments, including cash equivalents, interest and fees receivable, other receivables, accounts payable, and accrued expenses, which are classified under Level 1 within the fair value hierarchy, the carrying amounts approximate fair value due to their short maturities.

For mortgage notes receivable, which are classified under Level 3 within the fair value hierarchy, fair values are based on discounted cash flows considering interest rate risk and creditworthiness of the borrower. In addition, the Company performs monthly credit reviews of the loan portfolio and considers current economic conditions, review of specific problem loans and other economic and industry factors, as well as the value of the underlying collateral, in determining fair value. The mortgage notes are secured by first deeds of trust, security agreements or legal title to real estate located in the United States. The notes generally have terms ranging between 6 and 18 months and may be extended by paying additional fees. Due to the short-term maturity of the notes, carrying value approximates fair value.

PBRELF I, LLC and Subsidiaries

Notes to Unaudited Interim Consolidated Financial Statements

Investments in real estate properties are carried at fair value under Level 3 within the fair value hierarchy. Properties owned are initially recorded at the sale price plus closing costs. Costs related to acquisition, development, construction and improvements are capitalized. At each reporting date, the fair value of real estate properties is based upon independent third-party appraisals of value.

Note 10 - Subsequent events

Subsequent to September 30, 2019, the Company placed one loan in default. The loan had a principal balance of $1,322,520. A loan loss reserve of $132,252 was recorded on October 31, 2019.

On August 9, 2019, the Company entered into a definitive agreement with Trinity Merger Corp. to effectuate a business combination transaction which will combine the Company, Manager, Broadmark Real Estate Management II, LLC, Broadmark Real Estate Management III, LLC, Broadmark Real Estate Management IV, LLC, BRELF II, LLC, BRELF III, LLC, and BRELF IV, LLC into a publicly-traded internally managed Mortgage REIT. The transaction received investor and regulatory approval and closed on November 14, 2019.

In accordance with quarterly redemption rights, holders of preferred units were permitted to request redemptions from available cash at the end of September 2019. The total amount of redemptions requested was approximately $43,500,000.  Following payment of these redemptions and regular monthly distributions in early October 2019, the Fund's cash balance was reduced to approximately $81,000,000.

BRELF II, LLC and Subsidiaries

Consolidated Balance Sheets (unaudited)

	As of September 30, 2019	As of December 31, 2018
Assets
Cash and cash equivalents	$60,727,816	$62,851,974
Mortgage notes receivable, net	460,299,887	278,039,620
Interest and fees receivable	772,959	443,040
Investment in real property, net	–	1,709,729
Total assets	$521,800,662	$343,044,363
Liabilities and Members’ Equity
Liabilities
Accounts payable and accrued expenses	$879,766	$368,123
Dividends payable	4,618,082	3,000,497
Contributions received in advance	–	15,987,507
Total liabilities	5,497,848	19,356,127
Commitments and contingencies (Note 8)
Members’ equity
Preferred Units - Preferred units (voting) 4,428,575 and 3,237,478 units issued and outstanding as of September 30, 2019 and December 31, 2018, respectively	516,340,207	324,035,624
Common units, $0 par value, 1 unit authorized; 1 unit issued and outstanding as of September 30, 2019 and December 31, 2018	–	–
Accumulated deficit	(37,393)	(347,388)
Members’ equity	516,302,814	323,688,236
Total liabilities and members’ equity	$521,800,662	$343,044,363

See Notes to Consolidated Financial Statements.

BRELF II, LLC and Subsidiaries
Unaudited Consolidated Statements of Income (unaudited)

	Nine months ended
	September 30, 2019	September 30, 2018
Revenue
Interest income	$36,190,026	$17,265,186
Fee income	3,203,760	2,649,000
Total revenue	39,393,786	19,914,186
Expense
Loan loss (reversal) provision	(167,583)	353,968
Real estate properties, net of gains	(167,530)	90,466
Professional fees	216,109	128,350
Other	28,184	21,958
Total expenses	(90,820)	594,742
Net income	$39,484,606	$19,319,444

See Notes to Consolidated Financial Statements.

BRELF II, LLC and Subsidiaries

Consolidated Statement of Changes in Members’ Equity (unaudited)
For the nine months ended September 30, 2019 and 2018

	Manager	Members	Total
Balance, January 1, 2018	–	$150,339,936	$150,339,936
Contributions
Cash		127,759,462	127,759,462
Reinvestments		6,657,433	6,657,433
Net income		19,319,444	19,319,444
Distributions	(1,775,477)	(17,642,402)	(19,417,879)
Redemptions		(3,647,693)	(3,647,693)
Balance, September 30, 2018	$(1,775,477)	$282,786,180	$281,010,703

	Common Units		Preferred Units (voting)		(Accumulated deficit) Retained earnings	Total
	Units	Amount	Units	Amount
Balance, January 1, 2019	1	$–	3,237,478	$324,035,624	$(347,388)	$323,688,236
Contributions
Cash			1,180,845	194,433,778	–	194,433,778
Reinvestments			83,140	13,325,771	–	13,325,771
Net income				–	39,484,606	39,484,606
Incentive fee allocation to manager				–	(4,002,107)	(4,002,107)
Distributions				–	(35,172,504)	(35,172,504)
Redemptions			(72,889)	(15,454,966)	–	(15,454,966)
Balance, September 30, 2019	1	$–	4,428,575	$516,340,207	$(37,393)	$516,302,814

See Notes to Consolidated Financial Statements.

BRELF II, LLC and Subsidiaries

Consolidated Statement of Cash Flows (unaudited)

	Nine months ended
	September 30, 2019	September 30, 2018
Cash flows from operating Activities
Net Income	$39,484,606	$19,319,444
Adjustments to reconcile net income to net cash used in operations:
(Recovery) provision of loan loss	(167,530)	353,968
Real estate properties, net of gains	(167,583)	90,466
Changes in operating assets and liabilities:
Interest and fees receivable	(329,919)	(143,934)
Accounts payable and accrued expenses	511,643	257,755
Net cash from operating activities	39,331,217	19,877,699
Cash flows from investing activities
Proceeds from sale of real estate property	2,004,278	1,286,991
Capitalized costs of real estate property	(127,019)	(65,893)
Investments in mortgage notes receivable	(182,092,684)	(126,051,101)
Net cash used in investing activities	(180,215,425)	(124,830,003)
Cash flows from financing activities
Contributions	194,433,778	127,759,462
Contributions received in advance	(15,987,507)	10,431,237
Dividends payable, net	1,617,585	1,249,140
Distributions	(25,848,840)	(12,760,446)
Redemptions	(15,454,966)	(3,647,693)
Net cash from financing activities	138,760,050	123,031,700
Net change in cash	(2,124,158)	18,079,396
Cash and cash equivalents, beginning of period	62,851,974	31,897,657
Cash and cash equivalents, end of period	$60,727,816	$49,977,053
Supplemental disclosure of non cash investing and financing activities
Reinvested distributions	$13,325,771	$6,657,433

See Notes to Consolidated Financial Statements.

BRELF II, LLC and Subsidiaries

Notes to Unaudited Interim Consolidated Financial Statements

Note 1 - Organization and business

BRELF II, LLC (the “Company”) is a Washington limited liability company that operates under a Limited Liability Company Agreement (the “Operating Agreement”), dated October 1, 2018. The Company will have perpetual existence unless terminated pursuant to the provisions of the Operating Agreement. Effective October 1, 2018, the Company elected to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes.

Prior to the Operating Agreement dated October 1, 2018, the Company operated under the Amended and Restated Limited Liability Company Agreement dated February 13, 2014. The Company is a private real estate lending company that originates mortgages secured by real estate. The primary purpose of the Company is to make short-term, first position loans secured by deeds of trust on real estate located in Colorado, Texas, and Utah.

The Company has an agreement with Broadmark Real Estate Management II, LLC (the “Manager”) to manage the underwriting, closing, servicing, and disposition of mortgage notes, and perform all general and administrative duties. The Manager is the managing member of the Company. The Company derives its revenue from loan origination fees, extension and late fees, and interest income related to mortgage notes underwritten by the Company or the Manager. Fee income is recognized as received, and consists of the Company’s 20% share of origination, renewal and late fees an all loans. The remaining 80% of these fees are paid directly to the Manager, who services the loans. Interest income is accrued and recognized as interest becomes due pursuant to the loan terms.

Note 2 - Summary of significant accounting policies

Basis of accounting

The Company prepares its consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Prior to October 1, 2018, the Company met the definition of an investment company and applied the guidance related to Financial Services - Investment Companies” as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification Topic 946 (“ASC 946”). Effective with the REIT election on October 1, 2018, ASC 946 no longer applied to the Company. This change resulted in different presentations of the basic financial statements from the Company’s previously issued financial statements, as well as significant revisions of the financial statement disclosures in order to conform to GAAP. However, the change in the application of GAAP did not result in any changes to the Company’s opening members’ equity as of January 1, 2018.

Principles of consolidation

The accompanying consolidated financial statements include the accounts of BRELF II, LLC and its wholly-owned subsidiaries, 3089 West 35th Avenue, LLC and BRELF KHP LLC (the “Subsidiaries”). The Subsidiaries were formed to own and operate real estate acquired through foreclosure on a non-performing first trust deed loan. All intercompany accounts, balances and transactions have been eliminated in consolidation. At September 30, 2019 the real estate held by these companies had been sold.

Use of estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of investments, certain reported amounts and disclosures at the date of the consolidated financial statements and the reported amount of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

Subsequent events

The Company has evaluated subsequent events through the date the consolidated financial statements were issued.

Cash and cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of purchase to be cash equivalents. The Company has a cash management sweep account repurchase agreement whereby its bank nightly sweeps cash in excess of $750,000, sells the Company specific U.S. Government securities and then repurchases them the next day. The balance in the sweep account at September 30, 2019 and December 31, 2018, was $59,760,798 and $62,218,005, respectively.

BRELF II, LLC and Subsidiaries

Notes to Unaudited Interim Consolidated Financial Statements

Mortgage notes receivable

Mortgage notes receivable are held for investment purposes, anticipated to be held until maturity and are carried at cost, net of unfunded commitments and allowances for loan losses. Mortgage notes receivable that are deemed to be impaired are carried at amortized cost less a specific allowance for loan losses.

The mortgage notes are secured by first deeds of trust, security agreements or legal title to real estate located in the United States. The notes generally have terms ranging between 6 and 18 months and may be extended by paying additional fees.

Many construction loans provide for minimum interest provisions, under which the contractual rate applies to 70% of the face amount of the note until the actual outstanding principal exceeds the minimum threshold. Interest income on mortgage notes is accrued and included in operating income based on contractual rates applied to the principal balance outstanding, unless there is a minimum interest provision in the promissory note. Income recognition is suspended when a loan is designated non-performing and resumes only when the suspended loan becomes contractually current and performance is demonstrated to have resumed.

The Company collects loan origination fees in conjunction with origination. The Company does not defer origination fees or costs and, rather, records origination fees and costs at the time or origination due to the short-term nature of the loans. The difference is not significant at September 30, 2019 or December 31, 2018.

Loans Held for Investment

Loans held for investment are reported at the principal amount outstanding. Interest on performing loans is accrued and recognized as interest income at the contractual rate of interest, or at the contractual rate of monthly minimum interest. All loans are held for investment, and the intent is always to hold the loan to maturity. The Company rarely sells a note, and does not originate a note with the intent to sell the note.

Allowance for loan losses

The allowance for loan losses reflects management’s estimate of loan losses inherent in the loan portfolio as of the balance sheet date. The allowance is increased or decreased through the loan loss provision or recovery on the Company’s consolidated statement of income and is decreased by charge-offs when losses are confirmed through the receipt of assets, such as in a pre-foreclosure sale or upon ownership control of the underlying collateral in full satisfaction of the loan upon foreclosure or when significant collection efforts have ceased. The allowance for loan losses is determined on an asset-specific basis.

The asset-specific reserve relates to reserves for losses on individual impaired loans. The Company considers a loan to be impaired when, based upon current information and events, it believes that it is probable that the Company will be unable to collect all amounts due under the contractual terms if the loan agreement. This assessment is made on an individual basis month based on such factors as payment status, lien position, borrower financial resources and investment collateral, collateral type, project economics and geographical location as well as national and regional economic factors. A reserve is established for an impaired loan when the present value of payments expected to be received, observable market prices or the estimated fair value of the collateral (for loans that are dependent on the collateral for repayment) is lower than the carrying value of that loan.

For collateral dependent impaired loans, impairment is measured using the estimated fair value of collateral less the estimated cost to sell. Valuations are performed or obtained at the time a loan is determined to be impaired and designated non-performing, and they are updated if circumstances indicate that a significant change in value has occurred. The Manager generally will obtain external “as is” appraisals for loan collateral to estimate the fair value of the collateral for such loans.

The Company designates non-performing loans at such time as (i) the borrower fails to make the required monthly interest-only loan payments; (ii) the loan has a maturity default; or (iii) in the opinion of the Manager, it is probable the Company will be unable to collect all amounts due according to the contractual terms of the loan. Loans are charged off to the allowance for loan losses when the contractual amount is no longer realizable.

BRELF II, LLC and Subsidiaries

Notes to Unaudited Interim Consolidated Financial Statements

Real estate properties

Investments in real estate properties consists of real estate acquired in settlement of loans. Real estate acquired through foreclosure is recorded at fair market value at the time of foreclosure, which generally approximates the carrying value of the loan secured by such property. All other real estate acquisitions are recorded at cost. All costs related to acquisition, development, construction and improvements, including repairs, maintenance and legal costs are capitalized and subsequently measured for impairment.

During the nine months ended September 30, 2019 and 2018, the Company recorded no real estate additions. During the nine months ended September 30, 2019 and 2018, the Company recorded additional capitalized costs of $127,019 and $65,893, respectively, related to properties previously obtained through foreclosure. During the nine months ended September 30, 2019, aggregate proceeds from the sale of one property and aggregate net realized gains amounted to $2,004,278 and $167,146, respectively.

Income taxes

The Company operates and has elected to taxed as a REIT commencing with its conversion to a REIT effective October 1, 2018 and for the taxable period from October 1, 2018 through December 31, 2018. Accordingly, the Company will generally not be subject to corporate U.S. federal or state income tax to the extent that the Company makes qualifying distributions to members, and provided that the Company satisfies, on a continuing basis, through actual investment and operating results, the REIT requirements including certain asset, income, distribution and unit ownership tests. If the Company fails to qualify as a REIT, and does not qualify for certain statutory relief provisions, the Company will be subject to U.S. federal, state and local income taxes and may be precluded from qualifying as a REIT for the subsequent four taxable years following the year in which the Company lost its REIT qualification. Accordingly, the failure to qualify as a REIT could have a material adverse impact on the Company’s results of operations and amounts available for distribution to members.

As a REIT, if the Company fails to distribute in any calendar year (subject to specific timing rules for certain dividend paid in January) at least the sum of (i) 85% of its ordinary income for such year, (ii) 95% of its capital gain net income for such year, and (iii) any undistributed taxable income from the prior year, the Company would be subject to a non-deductible 4% excise tax on the excess of such required distribution over the sum of (x) the amounts actually distributed and (y) the amounts of income retained on which the Company has paid corporate income tax.

The dividend paid deduction for qualifying dividends paid to members is computed using the Company’s taxable income as opposed to net income reported in the Consolidated Statement of Income. Taxable income, generally, will differ from income reported in the Consolidated Statement of Income because the determination of taxable income is based on tax regulations and GAAP.

For the period from January 1, 2019 through September 30, 2019, the Company was in compliance with all REIT qualification and distribution requirements.

The subsidiaries are a limited liability companies and is classified as partnerships for income tax purposes. The Subsidiaries are considered disregarded entities for federal income tax purposes.

The Company has no unrecognized tax benefits at September 30, 2019. As the Company was formed in 2014, all federal and state tax returns remain open for examination. Management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

The Company recognizes interest and penalties associated with tax matters, if applicable, as operating expenses and includes interest and penalties with the related tax liability in the consolidate balance sheet.

BRELF II, LLC and Subsidiaries

Notes to Unaudited Interim Consolidated Financial Statements

Revenue recognition

The Company derives its revenue from loan origination fees, extension and late fees, and interest income related to mortgage notes underwritten by the Company or the Manager. Fee income is recognized as received, and consists of the Company’s 20% share of origination, renewal and late fees an all loans. The remaining 80% of these fees are paid directly to the Manager, who services the loans. Interest income is accrued and recognized as interest becomes due pursuant to the loan terms.

Note 3 - Recent accounting pronouncements

In June 2016, FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326), and in 2019 issued ASU 2019-04, which provides codification improvements, and ASU 2019-05, which provides targeted transition relief for entities adopting ASU 2016-13. The guidance replaces the incurred loss model with an expected loss model, which is referred to as the current expected credit loss (CECL) model. In October 2019, the FASB confirmed that it will be moving forward with finalizing its proposal to defer the effective date for this guidance for smaller reporting companies from the interim and annual periods beginning after December 15, 2020 to the interim and annual periods beginning after December 15, 2022. For this effective date deferral to take effect, the FASB must issue the final ASU which the Company expects to be issued in mid-November. Early adoption is permitted for interim and annual periods beginning after December 15, 2018. Upon issuance of the final ASU, the Company plans to adopt this guidance on January 1, 2023. The CECL model is applicable to the measurement of credit losses on financial assets measured at amortized cost, including loan receivables and held-to maturity debt securities. It also applies to off-balance sheet credit exposures not accounted for as insurance (loan commitments, standby letters of credit, financial guarantees, and other similar instruments) and net investments in certain leases recognized by a lessor. In addition, the amendments in this Update require credit losses be presented as an allowance rather than as a write-down on available-for-sale debt securities. The Company has formed a CECL committee that is assessing data and system needs in order to evaluate the impact of adopting the new guidance. We expect to recognize a one-time cumulative effect adjustment to the allowance for loan losses as of the beginning of the first reporting period in which the new standard is effective. At this time, the impact is being evaluated.

Note 4 - Concentrations of credit risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents and mortgage notes receivable.

The Company maintains its cash and cash equivalents with high-credit quality financial institutions. At times, such amounts may exceed federally insured limits. At September 30, 2019 and December 31, 2018, the uninsured cash and cash equivalents balance was approximately $60,477,815 and $62,601,974, respectively.

The Company’s investments are in originating primarily short-term commercial and single-family construction and land development mortgage notes secured by first deeds of trust, mortgages or legal title in real property located in Colorado, Texas and Utah. The investments are exposed to various risks, such as market or credit risks.

Note 5- Mortgage notes receivable

The stated principal amount of loans receivable in the Company’s portfolio represents the Company’s interest in loans secured by first deeds of trust and is presented net of interest reserve and construction reserve holdbacks in the consolidated balance sheet.

The interest reserve holdback represents amounts withheld from the funding of certain mortgage notes receivable for the purpose of satisfying monthly interest payments over all or part of the term of the related note. Accrued interest is paid out of the interest reserve and recognized as interest income at the end of each month. The construction reserve holdback represents amounts withheld from the funding of construction loans until the Company’s management deems construction to be sufficiently completed.

The PPM for the Company includes specific criteria for mortgages qualified to be investments of the Company, including that all notes be first position liens and that the maximum loan to value ratio be 65%, and prior to funding, all loan packages will include an appraisal by a third party qualified appraiser. The maximum amount of a single loan may not exceed 10% and the maximum amount to a single borrower may not exceed 15% of the total assets of the Company.

BRELF II, LLC and Subsidiaries

Notes to Unaudited Interim Consolidated Financial Statements

Mortgage notes receivable are recorded at their cost, which are approximate to their face amounts, and interest rates generally range from 10% to 13%.

A summary of information pertaining to mortgage notes receivable at September 30, 2019 and December 31, 2018:

	September 30, 2019	December 31, 2018
Total loan commitments	$614,594,153	$445,981,962
Less:
Construction holdbacks	141,910,841	152,166,118
Interest reserves	12,383,423	15,609,082
Allowance for loan losses	–	167,142
Total mortgage notes receivable	$460,299,889	$278,039,620

The Notes are considered to be short-term financings, with the expectation of repayment generally within 6 to 18 months. The Company generally collects a three to five percent origination fee at each initial loan closing for Notes with a 12-month term, and a one percent fee per two-month extension, of which the Company retains 20% and 80% is remitted to the Manager.

Defaulted notes

All loans require monthly interest only payments. Most loans are structured with an interest reserve holdback that covers the interest payments for most of the initial term of the loan. Once the interest reserve is depleted, borrowers are expected to make their monthly interest payment within 10 days of month end.

Loans can be placed in default status if an interest payment is more than 30 days past due; if a note matures and the borrower fails to extend; or if the collateral becomes impaired in such a way that the ultimate collection of the note is doubtful. A loan can be removed from default status if the late interest payments are brought current; if the borrower complies with appropriate re-underwriting to extend the note; or if additional collateral is provided for the note to provide cash flow or bring the loan to collateral value ratio below 65%.

Non-accrual on defaulted loans

No interest income is recorded on notes that are in default, unless the interest is paid. At September 30, 2019 and December 31, 2018 all defaulted and impaired loans were on nonaccrual status.

The composition of the loan portfolio is as follows as of the period indicated:

Total loans by segment	September 30, 2019	December 31, 2018
Current mortgage notes receivable	$460,299,889	$276,562,344
Defaulted and impaired loans	–	1,644,418
Total mortgage notes receivable	$460,299,889	$278,206,762

The following tables summarize the allocation of the allowance for loan loss, as well as the activity in the allowance for loan loss attributed to various segments in the loan portfolio, as of and for the period indicated:

	Current mortgage notes receivable	Reserves on loans in default	Total Reserves
Beginning January 1, 2019	$–	$167,142	$167,142
Provision for loan losses	–	(167,142)	(167,142)
Charge offs	–	–	–
Recoveries	–	–	–
Ending September 30, 2019	$–	$–	$–

BRELF II, LLC and Subsidiaries

Notes to Unaudited Interim Consolidated Financial Statements

	Current mortgage notes receivable	Reserves on loans in default	Total Reserves
Beginning January 1, 2018	$–	$–	$–
Provision for loan losses	–	353,968	353,968
Charge offs	–	–	–
Recoveries		–	–
Ending September 30, 2018	$–	$353,968	$353,968

There were no impaired loans at September 30, 2019.

A summary of information pertaining to impaired loans at December 31, 2018:

	Recorded investments (Loan balance less charge- offs)	Unpaid principal balance	Related allowance	Average investment in impaired loans	Interest income recognized
With allowance recorded on impaired loans	1,664,418	1,664,418	167,142	1,192,275	–

Note 6 - Members’ equity

The Manager is the sole common unit holder of the Company. Pursuant to the terms of the PPM, as amended on September 18, 2017, the Company can offer up to $500,000,000 of membership interests in the Company. Each dollar is considered equal to one preferred unit, with a minimum contribution amount of $100,000, subject to Manager discretion in accepting lesser amounts. Effective with the Company’s REIT election on October 1, 2018, preferred units were exchanged at a 1:100 ratio. After one year, preferred unit holders may request redemptions, subject to the Manager’s sole discretion to establish reserves and to determine cash available for redemptions. All redemption requests made in any calendar quarter are paid out on the first day of the subsequent quarter. The actual redemption amount will be equal to the unit value in effect at the time of the redemption payment, multiplied by the number of units redeemed by the member. No new mortgages will be funded until all outstanding redemption requests from the previous quarters are met, with the exception of draws on construction loans, which will be funded irrespective of outstanding redemption requests. The preferred unit holders have the right by majority vote to replace the Manager.

Preferred unit holders are expected to receive a monthly preferred return, per preferred unit held, determined as of the date the distribution of the preferred return is declared. The preferred return is paid out of the fees and other income received. The preferred return in not guaranteed and is only paid monthly to the extent earned by the Company.

The Company makes distributions of available cash at the discretion of the Manager; however, generally the Company makes distributions of preferred return monthly within 15 days after the last day of the previous month. Distributions, when made, are made to and among the members and Manager as follows:

(a)	First, to and among all the members any Fee Based Income (defined as 20% of the loan fee income received from origination points, late fees and renewal fees);

(b)
Second, to and among the members, pro rata in accordance with their preferred units, the unpaid preferred return (for the current month if any, inclusive of the Fee Based Income) due to each member as of the date of distribution; and

(c)	Thereafter, after deducting expenses, the distribution is as follows:

BRELF II, LLC and Subsidiaries

Notes to Unaudited Interim Consolidated Financial Statements

(i)	Eighty percent (80%) to the members pro rata; and

(ii)	Twenty percent (20%) to the Manager.

Note 7 - Related party transactions

Certain members of the Company are considered related parties.

A summary of information pertaining to member related parties at September 30, 2019 and December 31, 2018:

	As of	As of
	September 30, 2019	December 31, 2018
Capital balances	$6,403,084	$6,241,031
Dividends payable	57,767	57,870

	Nine months ended
	September 30, 2019	September 30, 2018
Contributions, net	$162,053	$102,948
Redemptions	–	–
Income allocated	527,008	180,862

Related parties include PBRELF I, LLC, BRELF III, LLC, BRELF IV, LLC, the related respective management companies and Broadmark Capital, LLC. Amounts payable and receivable to these other related parties were immaterial at September 30, 2019 and December 31, 2018.

Note 8 - Commitments and contingencies

The Company’s commitments and contingencies include usual obligations incurred by real estate companies in the normal course of business. These include interest reserves and construction holdbacks as disclosed in Note 5. In the opinion of management, these matters will not have a material adverse effect on the Company’s financial position and results of operations.

Note 9 – Fair value measurements

Certain assets of the Company have been measured at fair value on a nonrecurring basis. There were no assets or liabilities measured on a recurring basis. As required by the accounting standard for fair value measurement and disclosures, assets and liabilities are classified in their entirety within the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

There were no impaired loans or REO at September 30, 2019.

The table below sets forth by level within the fair value hierarchy assets and liabilities measured and reported at fair value on a nonrecurring basis as of December 31, 2018:

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant other unobservable inputs (Level 3)
Nonperforming mortgage notes receivable	$–	$–	$1,664,418
Real estate property	–	–	1,709,729
Total	$–	$–	$3,374,147

BRELF II, LLC and Subsidiaries

Notes to Unaudited Interim Consolidated Financial Statements

The following table presents additional information about valuation methodologies and inputs used for assets that are measured at fair value and categorized within Level 3 as of December 31, 2018:

Investments	Fair value at December 31, 2018	Valuation technique	Unobservable input	Range of inputs[1]
Nonperforming mortgage notes receivable	$1,664,418	Market comparable	Adjustment to appraisal value	0-10%
Real estate property	1,709,729	Market comparable	Adjustment to appraisal value	0-10%
Total	$3,374,147
[1]Discount for selling costs.

Fair value of financial instruments

For certain of the Company’s financial instruments, including cash equivalents, interest and fees receivable, other receivables, accounts payable, and accrued expenses, which are classified under Level 1 within the fair value hierarchy, the carrying amounts approximate fair value due to their short maturities.

For mortgage notes receivable, which ae classified under Level 3 within the fair value hierarchy, fair values are based on discounted cash flows considering interest rate risk and creditworthiness of the borrower. In addition, the Company performs monthly credit reviews of the loan portfolio and considers current economic conditions, review of specific problem loans and other economic and industry factors, as well as the value of the underlying collateral, in determining fair value. The mortgage notes are secured by first deeds of trust, security agreements or legal title to real estate located in the United States. The notes generally have terms ranging between 6 and 18 months and may be extended by paying additional fees. Due to the short-term maturity of the notes, carrying value approximates fair value.

Investments in real estate properties are carried at fair value under Level 3 within the fair value hierarchy. Properties owned are initially recorded at the sale price plus closing costs. Costs related to acquisition, development, construction and improvements are capitalized. At each reporting date, the fair value of real estate properties is based upon independent third-party appraisals of value.

Note 10 - Subsequent events

Subsequent to September 30, 2019, the Company placed one loan in default. The loan had a principal balance of $2,112,127. A loan loss reserve of $211,213 was recorded on October 31, 2019.

On August 9, 2019, the Company entered into a definitive agreement with Trinity Merger Corp. to effectuate a business combination transaction which will combine the Company, Manager, Pyatt Broadmark Management, LLC, Broadmark Real Estate Management III, LLC, Broadmark Real Estate Management IV, LLC, PBRELF I, LLC, BRELF III, LLC, and BRELF IV, LLC into a publicly-traded internally managed Mortgage REIT. The transaction received investor and regulatory approval and closed on November 14, 2019.

In accordance with quarterly redemption rights, holders of preferred units were permitted to request redemptions from available cash at the end of September 2019. The total amount of redemptions requested was approximately $55,000,000.  Following payment of these redemptions and regular monthly distributions in early October 2019, the Fund's cash balance was reduced to approximately $2,300,000.

BRELF III, LLC

Balance Sheets (unaudited)

	As of September 30, 2019	As of December 31, 2018
Assets
Cash and cash equivalents	$6,511,234	$4,124,069
Mortgage notes receivable, net	16,766,285	7,539,360
Interest and fees receivable	28,418	5,248
Total assets	$23,305,937	$11,668,677
Liabilities and Members’ Equity
Accounts payable and accrued expenses	$44,296	$134,937
Dividends payable	183,574	103,097
Contributions received in advance	–	70,000
Total liabilities	227,870	308,034
Commitments and contingencies (Note 8)
Members’ equity
Preferred Units - Preferred units (voting) 230,741 and 114,506 units issued and outstanding as of September 30, 2019 and December 31, 2018, respectively	23,074,110	11,450,642
Common units, $0 par value, 1 unit authorized; 1 unit issued and outstanding as of September 30, 2019 and December 31, 2018	–	–
Retained earnings (accumulated deficit)	3,957	(89,999)
Members’ equity	23,078,067	11,360,643
Total liabilities and members’ equity	$23,305,937	$11,668,677

See Notes to Financial Statements.

BRELF III, LLC

Statement of Income (unaudited)

	Nine months ended September 30, 2019	January 24 (date of inception) through September 30, 2018
Revenue
Interest income	$1,564,710	$275,627
Fee income	174,579	71,042
Total revenue	1,739,289	346,669
Expense
Professional fees	54,382	8,862
Other	25,000	–
Total expenses	79,382	8,862
Net income	$1,659,907	$337,807

See Notes to Financial Statements.

BRELF III, LLC

Statement of Changes in Members’ Equity (unaudited)
For the nine months ended September 30, 2019 and January 24 (date of inception) through September 30, 2018

	Manager	Members	Total
Balance, January 24, 2018	–	$–	$–
Contributions
Cash		8,115,000	8,115,000
Reinvestments		105,624	105,624
Net income		337,807	337,807
Incentive fee allocation to manager	22,890	$(22,890)	–
Distributions	(22,890)	(308,407)	(331,297)

Balance, September 30, 2018	$–	$8,227,134	$8,227,134

	Common Units		Preferred Units (voting)		(Accumulated deficit) Retained earnings	Total
	Units	Amount	Units	Amount
Balance, December 31, 2018	1	$–	114,506	$11,450,642	$(89,999)	$11,360,643
Contributions
Cash			113,598	11,359,780	–	11,359,780
Reinvestments			5,854	585,431	–	585,431
Net income					1,659,907	1,659,907
Incentive fee allocation to manager					(153,238)	(153,238)
Distributions					(1,412,713)	(1,412,713)
Redemptions			(3,217)	(321,743)	–	(321,743)
Balance, September 30, 2019	1	$–	230,741	$23,074,110	$3,957	$23,078,067

See Notes to Financial Statements.

BRELF III, LLC

Statement of Cash Flows (unaudited)

	Nine months ended September 30, 2019	January 24 (date of inception) through September 30, 2018
Cash flows from operating Activities
Net Income	$1,659,907	$337,807
Adjustments to reconcile net income to net cash used in operations:
Changes in operating assets and liabilities:
Interest and fees receivable	(23,170)	–
Other receivables	–	9,241
Accounts payable and accrued expenses	(90,641)	8,545
Net cash from operating activities	1,546,096	355,593
Cash flows from investing activities
Investments in mortgage notes receivable	(9,226,925)	(4,005,416)
Net cash used in investing activities	(9,226,925)	(4,005,416)
Cash flows from financing activities
Contributions	11,359,780	8,115,000
Contributions received in advance	(70,000)	500,000
Dividends payable, net	80,477	77,641
Distributions	(980,520)	(225,673)
Redemptions	(321,743)	–
Net cash from financing activities	10,067,994	8,466,968
Net change in cash	2,387,165	4,817,145
Cash and cash equivalents, beginning of period	4,124,069	–
Cash and cash equivalents, end of period	$6,511,234	$4,817,145
Supplemental disclosure of non cash investing and financing activities
Reinvested distributions	$585,431	$105,624

See Notes to Financial Statements.

BRELF III, LLC

Notes to Financial Statements

Note 1 - Organization and business

BRELF III, LLC (the “Company”) is a Washington limited liability company formed on January 24, 2018 and operates under the Amended and Restated Limited Liability Company Agreement (the “Operating Agreement”) dated October 1, 2018. The Company will have perpetual existence unless terminated pursuant to the provisions of the Operating Agreement. Effective January 1, 2019, the Company elected to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes.

The Company is a private real estate lending company that originates primarily commercial and single-family construction and land development mortgages secured by real estate. The primary purpose of the Company is to make short-term, first position construction and development loans secured by deeds of trust on real estate located exclusively in the in Georgia, North Carolina, South Carolina, Tennessee and Florida.

The Company has an agreement with Broadmark Real Estate Management III, LLC (the “Manager”) to manage the underwriting, closing, servicing, and disposition of mortgage notes, and perform all general and administrative duties. The Manager is the common unit holder and functions as managing member of the Company. The Company derives its revenue from loan origination fees, extension and late fees, and interest income related to mortgage notes underwritten by the Company or the Manager. Fee income is recognized as received, and consists of the Company’s 20% share of origination, renewal and late fees an all loans. The remaining 80% of these fees are paid directly to the Manager, who services the loans. Interest income is accrued and recognized as interest becomes due pursuant to the loan terms.

Note 2 - Summary of significant Accounting policies

Basis of accounting

The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) using the guidance related to “Financial Services – Investment Companies” as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification Topic 946. Effective with the REIT election on January 1, 2019, ASC 946 no longer applied to the Company. This change resulted in different presentations of the basic financial statements from the Company’s previously issued financial statements, as well as significant revisions of the financial statement disclosures in order to conform to GAAP. However, the change in the application of GAAP did not result in any changes to the Company’s opening members’ equity as of January 1, 2019.

Subsequent events

The Company has evaluated subsequent events through the date the financial statements were issued.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of investments, certain reported amounts and disclosures at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of purchase to be cash equivalents. The Company has a cash management sweep account repurchase agreement whereby its bank nightly sweeps cash in excess of $750,000, sells the Company specific U.S. Government securities and then repurchases them the next day. The balance in the sweep account at September 30, 2019 and December 31, 2018, was $6,246,618 and $3,873,134, respectively.

Mortgage notes receivable

Mortgage notes receivable are held for investment purpose, anticipated to be held until maturity and are carried at cost, net of unfunded commitments and allowance for loan losses. Mortgage notes receivable that are deemed to be impaired are carried at amortized cost less a specific allowance for loan losses.

BRELF III, LLC

Notes to Financial Statements

The mortgage notes are secured by first deeds of trust, security agreements or legal title to real estate located in the United States. The notes generally have terms ranging between 6 and 18 months and may be extended by paying additional fees.

Many construction loans provide for minimum interest provisions, under which the contractual rate applies to 70% of the face amount of the note until the actual outstanding principal exceeds the minimum threshold. Interest income on mortgage notes is accrued and included in operating income based on contractual rates applied to the principal balance outstanding, unless there is a minimum interest provision in the promissory note. Income recognition is suspended when a loan is designated non-performing and resumes only when the suspended loan becomes contractually current and performance is demonstrated to have resumed.

The Company collects loan origination fees in conjunction with origination. The Company does not defer origination fees or costs and, rather, records origination fees and costs at the time or origination due to the short-term nature of the loans, the difference is not considered significant.

Loans Held for Investment

Loans held for investment are reported at the principal amount outstanding. Interest on performing loans is accrued and recognized as interest income at the contractual rate of interest, or at the contractual rate of monthly minimum interest. All loans are held for investment, and the intent is always to hold the loan to maturity. The Company rarely sells a note and does not originate a note with the intent to sell the note.

Allowance for loan losses

The allowance for loan losses reflects management’s estimate of loan losses inherent in the loan portfolio as of the balance sheet date. The allowance is increased or decreased through the loan loss provision or recovery on the Company’s statement of income and is decreased by charge-offs when losses are confirmed through the receipt of assets, such as in a pre-foreclosure sale or upon ownership control of the underlying collateral in full satisfaction of the loan upon foreclosure or when significant collection efforts have ceased. The allowance for loan losses is determined on an asset-specific basis.

The asset-specific reserve relates to reserves for losses on individual impaired loans. The Company considers a loan to be impaired when, based upon current information and events, it believes that it is probable that the Company will be unable to collect all amounts due under the contractual terms if the loan agreement. This assessment is made on an individual basis month based on such factors as payment status, lien position, borrower financial resources and investment collateral, collateral type, project economics and geographical location as well as national and regional economic factors. A reserve is established for an impaired loan when the present value of payments expected to be received, observable market prices or the estimated fair value of the collateral (for loans that are dependent on the collateral for repayment) is lower than the carrying value of that loan.

For collateral-dependent impaired loans, the company records an estimated allowance of 10% of the outstanding principal at the time the note is put into default. Valuations are performed or obtained at the time a loan is determined to be impaired and designated non-performing, and they are updated if circumstances indicate that a significant change in value has occurred. The Manager generally will obtain external “as is” appraisals for loan collateral to estimate the fair value of the collateral for such loans.

The Company designates non-performing loans at such time as (i) the borrower fails to make the required monthly interest-only loan payments; (ii) the loan has a maturity default; or (iii) in the opinion of the Manager, it is probable the Company will be unable to collect all amounts due according to the contractual terms of the loan. Loans are charged off to the allowance for loan losses when the contractual amount is no longer realizable.

Real estate properties

Investments in real estate properties consists of real estate acquired in settlement of loans. Real estate acquired through foreclosure is recorded at fair market value at the time of foreclosure, which generally approximates the carrying value of the loan secured by such property. All other real estate acquisitions are recorded at cost. All costs related to acquisition, development, construction and improvements, including repairs, maintenance and legal costs are capitalized and subsequently measured for impairment.

BRELF III, LLC

Notes to Financial Statements

Income taxes

The Company operates and has elected to be taxed as a REIT commencing with its conversion to a REIT effective January 1, 2019. Accordingly, the Company will generally not be subject to corporate U.S. federal or state income tax to the extent that the Company makes qualifying distributions to members, and provided that the Company satisfies, on a continuing basis, through actual investment and operating results, the REIT requirements including certain asset, income, distribution and unit ownership tests. If the Company fails to qualify as a REIT, and does not qualify for certain statutory relief provisions, the Company will be subject to U.S. federal, state and local income taxes and may be precluded from qualifying as a REIT for the subsequent four taxable years following the year in which the Company lost its REIT qualification. Accordingly, the failure to qualify as a REIT could have a material adverse impact on the Company’s results of operations and amounts available for distribution to members.

As a REIT, if the Company fails to distribute in any calendar year (subject to specific timing rules for certain dividends paid in January) at least the sum of (i) 85% of its ordinary income for such year; (ii) 95% of its capital gain net income for such year; and (iii) any undistributed taxable income from the prior year, the Company would be subject to a non-deductible 4% excise tax on the excess of such required distribution over the sum of (x) the amounts actually distributed and (y) the amounts of income retained on which the Company has paid corporate income tax.

The dividend-paid deduction for qualifying dividends paid to members is computed using the Company’s taxable income as opposed to net income reported in the Statement of Income. Taxable income, generally, will differ from income reported in the Statement of Income because the determination of taxable income is based on tax regulations and GAAP.

For the period from January 1, 2019 through September 30, 2019, the Company was in compliance with all REIT qualification and distribution requirements.

The subsidiaries are limited liability companies and are classified as partnerships for income tax purposes. The Subsidiaries are considered disregarded entities for federal income tax purposes.

The Company has no unrecognized tax benefits at September 30, 2019. Management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

The Company recognizes interest and penalties associated with tax matters, if applicable, as operating expenses and includes accrued interest and penalties with the related tax liability in the balance sheet.

Revenue recognition

The Company derives its revenue from loan origination fees, extension and late fees, and interest income related to mortgage notes underwritten by the Company or the Manager. Fee income is recognized as received, and consists of the Company’s 20% share of origination, renewal and late fees an all loans. The remaining 80% of these fees are paid directly to the Manager, who services the loans. Interest income is accrued and recognized as interest becomes due pursuant to the loan terms.

Fair value measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Fair value is a market-based measurement that should be determined based on the assumptions market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, a fair value hierarchy distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). Valuation techniques used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels, as follows:

•	Level 1 – Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•
Level 2 – Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

BRELF III, LLC

Notes to Financial Statements

•	Level 3 – Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The fair value hierarchy gives the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible while also considering counterparty credit risk in the assessment of fair value.

Note 3 – Recent Accounting Pronouncements

In June 2016, FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326), and in 2019 issued ASU 2019-04, which provides codification improvements, and ASU 2019-05, which provides targeted transition relief for entities adopting ASU 2016-13. The guidance replaces the incurred loss model with an expected loss model, which is referred to as the current expected credit loss (CECL) model. In October 2019, the FASB confirmed that it will be moving forward with finalizing its proposal to defer the effective date for this guidance for smaller reporting companies from the interim and annual periods beginning after December 15, 2020 to the interim and annual periods beginning after December 15, 2022. For this effective date deferral to take effect, the FASB must issue the final ASU which the Company expects to be issued in mid-November. Early adoption is permitted for interim and annual periods beginning after December 15, 2018. Upon issuance of the final ASU, the Company plans to adopt this guidance on January 1, 2023. The CECL model is applicable to the measurement of credit losses on financial assets measured at amortized cost, including loan receivables and held-to maturity debt securities. It also applies to off-balance sheet credit exposures not accounted for as insurance (loan commitments, standby letters of credit, financial guarantees, and other similar instruments) and net investments in certain leases recognized by a lessor. In addition, the amendments in this Update require credit losses be presented as an allowance rather than as a write-down on available-for-sale debt securities. The Company has formed a CECL committee that is assessing data and system needs in order to evaluate the impact of adopting the new guidance. We expect to recognize a one-time cumulative effect adjustment to the allowance for loan losses as of the beginning of the first reporting period in which the new standard is effective. At this time, the impact is being evaluated.

Note – Concentrations of credit risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents and mortgage notes receivable.

The Company maintains its cash and cash equivalents with high-credit quality financial institutions. At times, such amounts may exceed federally insured limits. At September 30, 2019 and December 31, 2018, the uninsured cash and cash equivalents balance was approximately $6,261,234 and $3,874,069, respectively.

The Company’s investments are in originated short-term mortgage notes secured by first deeds of trust, mortgages or legal title in real property in Georgia, North Carolina, South Carolina, Tennessee, and Florida. The investments are exposed to various risks, such as market or credit risks.

Note 5 – Mortgage notes receivable

The stated principal amount of loans receivable in the Company’s portfolio represents the Company’s interest in loans secured by first deeds of trust and is presented net of interest reserve and construction reserve holdbacks in the statement of assets, liabilities and members’ equity.

The interest reserve holdback represents funds withheld from the funding of certain mortgage notes receivable for the purpose of satisfying monthly interest payments over all or part of the term of the related note. Accrued interest is paid out of the interest reserve and recognized as interest income at the end of each month. The construction reserve holdback represents amounts withheld from the funding of construction loans until the Company’s management deems construction to be sufficiently completed.

The Private Placement Memorandum (“PPM”) for the Company includes specific criteria for mortgages qualified to be investments of the Company, including that all notes be first position liens and that the maximum loan to value ratio be 65%, and prior to funding, all loan packages will include an appraisal by a qualified third-party appraiser. The maximum amount of a single loan may not exceed 10% and the maximum amount to a single borrower may not exceed 15% of the total assets of the Company.

BRELF III, LLC

Notes to Financial Statements

The Notes are recorded at their market values, which are approximate to their face amounts, and interest rates generally range from 12% to 12.5%.

A summary of information pertaining to mortgage notes receivable at September 30, 2019 and December 31, 2018:

	September 30, 2019	December 31, 2018
Total loan commitments	$28,276,939	$15,866,252
Less:
Construction holdbacks	10,700,246	8,068,378
Interest reserves	810,408	258,514
Allowance for loan losses	–	–
Total mortgage notes receivable	$16,766,285	$7,539,360

The Notes are considered to be short-term financings, with the expectation of repayment generally within 6 to 12 months. The Company targets to collect a five percent origination fee at each initial loan closing for Notes with a 12-month term, and a one percent fee per two-month extension, of which the Company retains 20% and 80% is remitted to the Manager.

Defaulted notes

All loans require monthly interest only payments. Most loans are structured with an interest reserve holdback that covers the interest payments for most of the initial term of the loan. Once the interest reserve is depleted, borrowers are expected to make their monthly interest payment within 10 days of month end.

Loans can be placed in default status if an interest payment is more than 30 days past due; if a note matures and the borrower fails to extend; or if the collateral becomes impaired in such a way that the ultimate collection of the note is doubtful. A loan can be removed from default status if the late interest payments are brought current; if the borrower complies with appropriate re-underwriting to extend the note; or if additional collateral is provided for the note to provide cash flow or bring the loan to collateral value ratio below 65%.

Non-accrual on defaulted loans

No interest income is reported on notes that are in default, unless the interest is paid. At September 30, 2019 and December 31, 2018 no loans were in default.

Note 6 - Members’ equity

Pursuant to the terms of the PPM, the Fund can offer up to $250,000,000 of membership interests in the Fund. Each dollar is considered equal to one membership unit, with a minimum contribution amount of $100,000, subject to Manager discretion in accepting lesser amounts. Effective with the Company’s REIT election on January 1, 2019, preferred units were exchanged at a 1:100 ratio. The Manager is the sole common unit holder of the Company. After one year, preferred unit holders may request redemptions, subject to the Manager’s sole discretion to establish reserves and to determine cash available for redemptions. All redemption requests made in any calendar quarter are paid out on the first day of the subsequent quarter. The actual redemption amount will be equal to the unit value in effect at the time of the redemption payment, multiplied by the number of units redeemed by the member. No new mortgages will be funded until all outstanding redemption requests from the previous quarters are met, with the exception of draws on construction loans, which will be funded irrespective of outstanding redemption requests. The preferred unit holders have the right by majority vote to replace the Manager.

Preferred unit holders are expected to receive a monthly preferred return, per preferred unit held, determined as of the date the distribution of the preferred return is declared. The preferred return is paid out of the fees and other income received. The preferred return in not guaranteed and is only paid monthly to the extent earned by the Company.

BRELF III, LLC

Notes to Financial Statements

The Company makes distributions of available cash at the discretion of the Manager; however, generally the Company makes distributions of preferred return monthly within 15 days after the last day of the previous month. Distributions, when made, are made to and among the members and Manager as follows:

(a)	First, to and among all the members any fee based income (defined as 20% of the loan fee income received from origination points, late fees and renewal fees);

(b)
Second, to and among the members, pro rata in accordance with their preferred units, the unpaid preferred return (for the current month if any, inclusive of the Fee Based Income) due to each member as of the date of distribution; and

(c)	Thereafter, after deducting expenses, the distribution is as follows:

(i)	Eighty percent (80%) to the members pro rata; and

(ii)	Twenty percent (20%) to the Manager.

Note 7 - Related party transactions

Certain members of the Company are considered related parties.

A summary of information pertaining to member related parties at September 30, 2019 and December 31, 2018:

	As of	As of
	September 30, 2019	December 31, 2018
Capital balances	$719,061	$674,561
Dividends payable	5,701	6,074

	Nine months ended
	September 30, 2019	September 30, 2018
Contributions, net	$674,561	$49,532
Redemptions	–	–
Income allocated	56,508	27,019

Related parties include PBRELF I, LLC, BRELF II, LLC, BRELF IV, LLC, the related respective management companies and Broadmark Capital, LLC. Amounts payable and receivable to these other related parties were immaterial at September 30, 2019 and December 31, 2018.

Note 8 - Commitments and contingencies

The Company’s commitments and contingencies include usual obligations incurred by real estate companies in the normal course of business. These include interest reserves and construction holdbacks as disclosed in Note 5. In the opinion of management, these matters will not have a material adverse effect on the Company’s financial position and results of operations.

Note 9 – Fair value measurements

Fair value of financial instruments

For certain of the Company’s financial instruments, including cash equivalents, interest and fees receivable, other receivables, accounts payable, and accrued expenses, which are classified under Level 1 within the fair value hierarchy, the carrying amounts approximate fair value due to their short term maturities.

BRELF III, LLC

Notes to Financial Statements

For mortgage notes receivable, which are classified under Level 3 within the fair value hierarchy, fair values are based on discounted cash flows considering interest rate risk and creditworthiness of the borrower. In addition, the Company performs monthly credit reviews of the loan portfolio and considers current economic conditions, review of specific problem loans and other economic and industry factors, as well as the value of the underlying collateral, in determining fair value. The mortgage notes are secured by first deeds of trust, security agreements or legal title to real estate located in the United States. The notes generally have terms ranging between 6 and 18 months and may be extended by paying additional fees. Due to the short-term maturity of the notes, fair value approximates carrying value.

Note 10 - Subsequent events

On August 9, 2019, the Company entered into a definitive agreement with Trinity Merger Corp. to effectuate a business combination transaction which will combine the Company, Manager, Pyatt Broadmark Management, LLC, Broadmark Real Estate Management II, LLC, Broadmark Real Estate Management IV, LLC, PBRELF I, LLC, BRELF II, LLC, and BRELF IV, LLC into a publicly-traded internally managed Mortgage REIT. The transaction received investor and regulatory approval and closed on November 14, 2019.

In accordance with quarterly redemption rights, holders of preferred units were permitted to request redemptions from available cash at the end of September 2019. The total amount of redemptions requested was approximately $1,300,000.  Following payment of these redemptions and regular monthly distributions in early October 2019, the Fund's cash balance was reduced to approximately $7,300,000.

BRELF IV, LLC

Balance Sheet (unaudited)

As of September 30, 2019
Assets
Cash and cash equivalents	$936,594
Mortgage notes receivable, net	2,667,239
Interest and fees receivable	3,000
Total assets	$3 ,606,833

Liabilities and Members’ Equity

Liabilities
Accounts payable and accrued expenses	$18,146
Dividends payable	30,377
Total liabilities	48,523

Commitments and contingencies (Note 7)

Members’ equity
Preferred Units - Preferred units (voting) 35,583 units issued and outstanding as of September 30, 2019	3,558,310
Common units, $0 par value, 1 unit authorized; 1 unit issued and outstanding as of September 30, 2019	–
Retained earnings	–
Members’ equity	3,558,310
Total liabilities and members’ equity	$3 ,606,833

See Notes to Financial Statements.

BRELF IV, LLC

Statement of Income (unaudited)

February 28 (date of inception) through September 30, 2019
Revenue
Interest income	$102,130
Fee income	22,490
Total revenue	124,620
Expense
Other	933
Total expenses	933
Net income	$123,687

See Notes to Financial Statements.

BRELF IV, LLC

Statement of Changes in Members’ Equity (unaudited)
February 28, 2019 (date of inception) through September 30, 2019

	Common Units		Preferred Units (voting)		Retained earnings	Total
	Units	Amount	Units	Amount
Balance, February 28, 2019	1	$–	–	$–	$–	$–
Contributions
Cash			35,246	3,524,619	–	3,524,619
Reinvestments			337	33,691	–	33,691
Net income				–	123,687	123,687
Incentive fee allocation to manager				–	(10,293)	(10,293)
Distributions				–	(113,394)	(113,394)

Balance, September 30, 2019	1	$–	35,583	$3,558,310	$–	$3,558,310

See Notes to Financial Statements.

BRELF IV, LLC

Statement of Cash Flows (unaudited)

February 28 (date of inception) through September 30, 2019
Cash flows from operating Activities
Net Income	$123,687
Adjustments to reconcile net income to net cash used in operations:
Changes in operating assets and liabilities:
Interest and fees receivable	(3,000)
Accounts payable and accrued expenses	18,146
Net cash from operating activities	138,833
Cash flows from investing activities
Investments in mortgage notes receivable	(2,667,239)
Net cash used in investing activities	(2,667,239)
Cash flows from financing activities
Contributions	3,524,619
Dividends payable, net	30,377
Distributions	(89,996)
Net cash from financing activities	3,465,000
Net change in cash	936,594
Cash and cash equivalents, beginning of period	–
Cash and cash equivalents, end of period	$936,594
Supplemental disclosure of non cash investing and financing activities Reinvested distributions	$33,691

See Notes to Financial Statements.

BRELF IV, LLC

Notes to Financial Statements

Note 1 - Organization and business

BRELF IV, LLC (the “Company”) is a Washington limited liability company that began operations on February 28, 2019 and operates under a Limited Liability Company Agreement (the “Operating Agreement”) dated January 2, 2019. The Company will have perpetual existence unless terminated pursuant to the provisions of the Operating Agreement. From inception, the Company elected to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes.

The Company is a private real estate lending company that originates primarily commercial and single-family construction and land development mortgages secured by real estate. The primary purpose of the Company is to make short-term, first position construction and development loans secured by deeds of trust on real estate located exclusively in Maryland, Pennsylvania, Virginia, and the District of Columbia.

The Company has an agreement with Broadmark Real Estate Management IV, LLC (the “Manager”) to manage the underwriting, closing, servicing, and disposition of mortgage notes, and perform all general and administrative duties. The Manager is the common unit holder and functions as manager of the Company. The Company derives its revenue from loan origination fees, extension and late fees, and interest income related to mortgage notes underwritten by the Company or the Manager. Fee income is recognized as received, and consists of the Company’s 20% share of origination, renewal and late fees an all loans. The remaining 80% of these fees are paid directly to the Manager, who underwrites and services the loans. Interest income is accrued and recognized as interest becomes due pursuant to the loan terms.

Note 2 - Summary of significant accounting policies

Basis of accounting

The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of investments, certain reported amounts and disclosures at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

Subsequent events

The Company has evaluated subsequent events through the date the financial statements were issued.

Cash and cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of purchase to be cash equivalents. The Company has a cash management sweep account repurchase agreement whereby its bank nightly sweeps cash, sells the Company specific U.S. Government securities and then repurchases them the next day. The balance in the sweep account at September 30, 2019 was $936,594.

Mortgage notes receivable

Mortgage notes receivable are held for investment purpose, anticipated to be held until maturity and are carried at cost, net of unfunded commitments and allowance for loan losses. Mortgage notes receivable that are deemed to be impaired are carried at amortized cost less a specific allowance for loan losses.

The mortgage notes are secured by first deeds of trust, security agreements or legal title to real estate located in the United States. The notes generally have terms ranging between 6 and 18 months and may be extended by paying additional fees.

Many construction loans provide for minimum interest provisions, under which the contractual rate applies to 70% of the face amount of the note until the actual outstanding principal exceeds the minimum threshold. Interest income on mortgage notes is accrued and included in operating income based on contractual rates applied to the principal balance outstanding, unless there is a minimum interest provision in the promissory note. Income recognition is suspended when a loan is designated non-performing and resumes only when the suspended loan becomes contractually current and performance is demonstrated to have resumed.

BRELF IV, LLC

Notes to Financial Statements

The Company collects loan origination fees in conjunction with origination. The Company does not defer origination fees or costs and, rather, records origination fees and costs at the time or origination due to the short-term nature of the loans, the difference is not considered significant.

Loans Held for Investment

Loans held for investment are reported at the principal amount outstanding. Interest on performing loans is accrued and recognized as interest income at the contractual rate of interest, or at the contractual rate of monthly minimum interest. All loans are held for investment, and the intent is always to hold the loan to maturity. The Company rarely sells a note, and does not originate a note with the intent to sell the note.

Allowance for loan losses

The allowance for loan losses reflects management’s estimate of loan losses inherent in the loan portfolio as of the balance sheet date. The allowance is increased or decreased through the loan loss provision or recovery on the Company’s statement of income, and is decreased by charge-offs when losses are confirmed through the receipt of assets, such as in a pre-foreclosure sale or upon ownership control of the underlying collateral in full satisfaction of the loan upon foreclosure or when significant collection efforts have ceased. The allowance for loan losses is determined on an asset-specific basis.

The asset-specific reserve relates to reserves for losses on individual impaired loans. The Company considers a loan to be impaired when, based upon current information and events, it believes that it is probable that the Company will be unable to collect all amounts due under the contractual terms if the loan agreement. This assessment is made on an individual basis month based on such factors as payment status, lien position, borrower financial resources and investment collateral, collateral type, project economics and geographical location as well as national and regional economic factors. A reserve is established for an impaired loan when the present value of payments expected to be received, observable market prices or the estimated fair value of the collateral (for loans that are dependent on the collateral for repayment) is lower than the carrying value of that loan.

For collateral-dependent impaired loans, the company records an estimated allowance of 10% of the outstanding principal at the time the note is put into default. Valuations are performed or obtained at the time a loan is determined to be impaired and designated non-performing, and they are updated if circumstances indicate that a significant change in value has occurred. The Manager generally will obtain external “as is” appraisals for loan collateral to estimate the fair value of the collateral for such loans.

The Company designates non-performing loans at such time as (i) the borrower fails to make the required monthly interest-only loan payments; (ii) the loan has a maturity default; or (iii) in the opinion of the Manager, it is probable the Company will be unable to collect all amounts due according to the contractual terms of the loan. Loans are charged off to the allowance for loan losses when the contractual amount is no longer realizable.

Real estate property

Real estate property owned by the Company consists of real estate acquired in settlement of loans. Real estate acquired through foreclosure is recorded at fair market value at the time of foreclosure, which generally approximates the carrying value of the loan secured by such property. All other real estate acquisitions are recorded at cost. All costs related to acquisition, development, construction and improvements, including repairs, maintenance and legal costs are capitalized and subsequently measured for impairment.

Income taxes

The Company operates and has elected to be taxed as a REIT. Accordingly, the Company will generally not be subject to corporate U.S. federal or state income tax to the extent that the Company makes qualifying distributions to members, and provided that the Company satisfies, on a continuing basis, through actual investment and operating results, the REIT requirements including certain asset, income, distribution and unit ownership tests. If the Company fails to qualify as a REIT, and does not qualify for certain statutory relief provisions, the Company will be subject to U.S. federal, state and local income taxes and may be precluded from qualifying as a REIT for the subsequent four taxable years following the year in which the Company lost its REIT qualification. Accordingly, the failure to qualify as a REIT could have a material adverse impact on the Company’s results of operations and amounts available for distribution to members.

BRELF IV, LLC

Notes to Financial Statements

As a REIT, if the Company fails to distribute in any calendar year (subject to specific timing rules for certain dividend paid in January) at least the sum of (i) 85% of its ordinary income for such year, (ii) 95% of its capital gain net income for such year, and (iii) any undistributed taxable income from the prior year, the Company would be subject to a non-deductible 4% excise tax on the excess of such required distribution over the sum of (x) the amounts actually distributed and (y) the amounts of income retained on which the Company has paid corporate income tax.

The dividend paid deduction for qualifying dividends paid to members is computed using the Company’s taxable income as opposed to net income reported in the Statement of Income. Taxable income, generally, will differ from income reported in the Statement of Income because the determination of taxable income is based on tax regulations and GAAP.

For the period from January 1, 2019 through September 30, 2019, the Company was in compliance with all REIT qualification and distribution requirements.

The subsidiaries are a limited liability companies and is classified as partnerships for income tax purposes. The Subsidiaries are considered disregarded entities for federal income tax purposes.

The Company has no unrecognized tax benefits at September 30, 2019. Management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

The Company recognizes interest and penalties associated with tax matters, if applicable, as operating expenses and includes interest and penalties with the related tax liability in the balance sheet.

Fair value measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Fair value is a market-based measurement that should be determined based on the assumptions market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, a fair value hierarchy distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). Valuation techniques used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels, as follows:

•	Level 1 – Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•
Level 2 – Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3 – Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The fair value hierarchy gives the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible while also considering counterparty credit risk in the assessment of fair value.

BRELF IV, LLC

Notes to Financial Statements

Revenue recognition

The Company derives its revenue from loan origination fees, extension and late fees, and interest income related to mortgage notes underwritten by the Company or the Manager. Fee income is recognized as received, and consists of the Company’s 20% share of origination, renewal and late fees an all loans. The remaining 80% of these fees are paid directly to the Manager, who services the loans. Interest income is accrued and recognized as interest becomes due pursuant to the loan terms. The Company targets to collect a five percent origination fee at each initial loan closing for Notes with a 12-month term, and a one percent fee per two-month extension, of which the Manager retains 80% and 20% is remitted to the Company.

Note 3 - Recent accounting pronouncements.

In June 2016, FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326), and in 2019 issued ASU 2019-04, which provides codification improvements, and ASU 2019-05, which provides targeted transition relief for entities adopting ASU 2016-13. The guidance replaces the incurred loss model with an expected loss model, which is referred to as the current expected credit loss (CECL) model. In October 2019, the FASB confirmed that it will be moving forward with finalizing its proposal to defer the effective date for this guidance for smaller reporting companies from the interim and annual periods beginning after December 15, 2020 to the interim and annual periods beginning after December 15, 2022. For this effective date deferral to take effect, the FASB must issue the final ASU which the Company expects to be issued in mid-November. Early adoption is permitted for interim and annual periods beginning after December 15, 2018. Upon issuance of the final ASU, the Company plans to adopt this guidance on January 1, 2023. The CECL model is applicable to the measurement of credit losses on financial assets measured at amortized cost, including loan receivables and held-to maturity debt securities. It also applies to off-balance sheet credit exposures not accounted for as insurance (loan commitments, standby letters of credit, financial guarantees, and other similar instruments) and net investments in certain leases recognized by a lessor. In addition, the amendments in this Update require credit losses be presented as an allowance rather than as a write-down on available-for-sale debt securities. The Company has formed a CECL committee that is assessing data and system needs in order to evaluate the impact of adopting the new guidance. We expect to recognize a one-time cumulative effect adjustment to the allowance for loan losses as of the beginning of the first reporting period in which the new standard is effective. At this time, the impact is being evaluated.

Note 4 - Members’ equity

Pursuant to the terms of the PPM, the Company can offer up to $250,000,000 of preferred membership interests in the Company with a minimum contribution amount of $100,000, subject to Manager discretion in accepting lesser amounts. As of September 30, 2019, there was one common unit issued and outstanding. The Manager is the sole common unit holder of the Company. After one year, preferred unit holders may request redemptions from available cash, subject to the applicable gate and Manager’s sole discretion to establish reserves and to determine cash available for redemptions. All redemption requests made in any calendar quarter are paid from available cash on the first day of the subsequent quarter. The actual redemption amount will be equal to the unit value in effect at the time of the redemption payment, multiplied by the number of units redeemed by the member. No new mortgages will be funded until all outstanding redemption requests from the previous quarters are met, with the exception of draws on construction loans, which will be funded irrespective of outstanding redemption requests. The preferred unit holders have the right by majority vote to replace the Manager.

Preferred unit holders are expected to receive a monthly preferred return, per preferred unit held, determined as of the date the distribution of the preferred return is declared. The preferred return is paid out of the fees and other income received. The preferred return is not guaranteed and is only paid monthly to the extent earned by the Company.

The Company makes distributions of available cash at the discretion of the Manager; however, generally the Company makes distributions of preferred return monthly within 15 days after the last day of the previous month. Distributions, when made, are made to and among the members and Manager as follows:

(a)	First, to and among all the members any fee based income (defined as 20% of the loan fee income received from origination points, late fees and renewal fees);

(b)
Second, to and among the members, pro rata in accordance with their preferred units, the unpaid preferred return (for the current month if any, inclusive of the Fee Based Income) due to each member as of the date of distribution; and

BRELF IV, LLC

Notes to Financial Statements

(c)	Thereafter, after deducting expenses, the distribution of residual earnings is as follows:

(i)	Eighty percent (80%) to the preferred unit holders pro rata; and

(ii)	Twenty percent (20%) to the common unit holder.

Note 5- Mortgage notes receivable

The stated principal amount of loans receivable in the Company’s portfolio represents the Company’s interest in loans secured by first deeds of trust and is presented net of interest reserve and construction reserve holdbacks in the statement of assets, liabilities and members’ equity.

The interest reserve holdback represents funds withheld from the funding of certain mortgage notes receivable for the purpose of satisfying monthly interest payments over all or part of the term of the related note. Accrued interest is paid out of the interest reserve and recognized as interest income at the end of each month. The construction reserve holdback represents amounts withheld from the funding of construction loans until the Company’s management deems construction to be sufficiently completed.

The Private Placement Memorandum (“PPM”) for the Company includes specific criteria for mortgages qualified to be investments of the Company, including that all notes be first position liens and that the maximum loan to value ratio be 65%, and prior to funding, all loan packages will include an appraisal by a qualified third-party appraiser. The maximum amount of a single loan may not exceed 10% and the maximum amount to a single borrower may not exceed 15% of the total assets of the Company.

Notes receivable are recorded at their market values, which are approximate to their face amounts, and interest rates generally range from 12% to 12.5%.

A summary of information pertaining to mortgage notes receivable at September 30, 2019:

September 30, 2019
Total loan commitments	$3,919,000
Less:
Construction holdbacks	1,173,680
Interest reserves	78,081
Allowance for loan losses	–

Total mortgage notes receivable	$2,667,239

The Notes are considered to be short-term financings, with the expectation of repayment generally within 6 to 12 months. The Company targets to collect a five percent origination fee at each initial loan closing for Notes with a 12-month term, and a one percent fee per two-month extension, of which the Company retains 20% and 80% is remitted to the Manager.

Defaulted notes

All loans require monthly interest only payments. Most loans are structured with an interest reserve holdback that covers the interest payments for most of the initial term of the loan. Once the interest reserve is depleted, borrowers are expected to make their monthly interest payment within 10 days of month end.

Loans can be placed in default status if an interest payment is more than 30 days past due; if a note matures and the borrower fails to extend; or if the collateral becomes impaired in such a way that the ultimate collection of the note is doubtful. A loan can be removed from default status if the late interest payments are brought current; if the borrower complies with appropriate re-underwriting to extend the note; or if additional collateral is provided for the note to provide cash flow or bring the loan to collateral value ratio below 65%.

BRELF IV, LLC

Notes to Financial Statements

Non-accrual on defaulted loans

No interest income is reported on notes that are in default, unless the interest is paid. At September 30, 2019 no loans were in default.

Note 6 – Related party transactions

Related parties include PBRELF I, LLC, BRELF II, LLC, BRELF III, LLC, the related respective management companies and Broadmark Capital, LLC. Amounts payable and receivable to these other related parties were immaterial at September 30, 2019.

Note 7 - Commitments and contingencies

The Company’s commitments and contingencies include usual obligations incurred by real estate investment companies in the normal course of business. In the opinion of management, these matters will not have a material adverse effect on the Company’s financial position and results of operations.

From time to time, the Company is named as a defendant in legal actions relating to transactions conducted in the ordinary course of business. Although there can be no assurance of the outcome of such legal actions, in the opinion of management, the Company does not have a potential liability related to any current legal proceeding or claim that would individually or in the aggregate materially affect its results of operations, financial condition or cash flows.

Note 8 - Concentrations of credit risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents and mortgage notes receivable.

The Company maintains its cash and cash equivalents with high-credit quality financial institutions. At times, such amounts may exceed federally insured limits. At September 30, 2019 the uninsured cash and cash equivalents balance was approximately $686,594.

The Company’s investments are in originated short-term mortgage notes secured by first deeds of trust, mortgages or legal title in real property in Pennsylvania and Washington D.C. The investments are exposed to various risks, such as market or credit risks.

Note 9 – Fair value measurements

Fair value of financial instruments

For certain of the Company’s financial instruments, including cash equivalents, interest and fees receivable, other receivables, accounts payable, and accrued expenses, which are classified under Level 1 within the fair value hierarchy, the carrying amounts approximate fair value due to their short term maturities.

For mortgage notes receivable, which are classified under Level 3 within the fair value hierarchy, fair values are based on discounted cash flows considering interest rate risk and creditworthiness of the borrower. In addition, the Company performs monthly credit reviews of the loan portfolio and considers current economic conditions, review of specific problem loans and other economic and industry factors, as well as the value of the underlying collateral, in determining fair value. The mortgage notes are secured by first deeds of trust, security agreements or legal title to real estate located in the United States. The notes generally have terms ranging between 6 and 18 months and may be extended by paying additional fees. Due to the short-term maturity of the notes, fair value approximates carrying value.

Note 10 - Subsequent events

On August 9, 2019, the Company entered into a definitive agreement with Trinity Merger Corp. to effectuate a business combination transaction which will combine the Company, Manager, Broadmark Real Estate Management II, LLC, Broadmark Real Estate Management III, LLC, Broadmark Real Estate Management IV, LLC, BRELF II, LLC, BRELF III, LLC, and BRELF IV, LLC into a publicly-traded internally managed Mortgage REIT. The transaction received investor and regulatory approval and closed on November 14, 2019.

BRELF IV, LLC

Notes to Financial Statements

In accordance with quarterly redemption rights, holders of preferred units were permitted to request redemptions from available cash at the end of September 2019. The total amount of redemptions requested was approximately $300,000.  Following payment of these redemptions and regular monthly distributions in early October 2019, the Fund's cash balance was reduced to approximately $600,000.

Pyatt Broadmark Management, LLC

Statements of Assets, Liabilities and Members’ Equity (unaudited)

	As of September 30, 2019	As of December 31, 2018
Assets
Current Assets
Cash	$1,764,190	$101,634
Fees receivable from escrow	180,387	226,521
Due from related parties	1,653,829	945,990
	3,598,406	1,274,145
Noncurrent Assets
Fixed assets, net of depreciation	221,035	192,262
Organization costs	6,293	6,817
	227,328	199,079
Total Assets	$3,825,734	$1,473,224
Liabilities and Members’ Equity
Liabilities
Accrued expenses	$156,340	$154,110
Total liabilities	156,340	154,110
Members’ equity
Class A units 850 and 950 units issued and outstanding as of September 30, 2019 and December 31, 2018	200	200
Class P units 150 and 50 units issued and outstanding as of September 30, 2019 and December 31, 2018	–	–
Additional paid in capital	993,614	259,450
Retained earnings	2,675,580	1,059,464
Members’ equity	3,669,394	1,319,114
Total liabilities and members’ equity	$3,825,734	$1,473,224

See Notes to Financial Statements.

Pyatt Broadmark Management, LLC

Statements of Income (unaudited)

	Nine months ended
	September 30, 2019	September 30, 2018
Revenue
Fee income	$11,613,505	$10,774,789
Distributions from Fund	3,099,704	2,355,366
Total revenue	14,713,209	13,130,155
Expense
Compensation	1,436,148	1,046,059
Commissions to Broadmark Capital LLC	2,436,922	1,613,176
General and administrative	273,036	365,567
Excise tax expense	209,427	186,323
Legal, audit, insurance	1,715,846	385,912
Depreciation expense	34,308	64,000
Inspection fees	198,919	155,328
Other	5,770	–
Total expenses	6,310,376	3,816,365
Net income	$8,402,833	$9,313,790

See Notes to Financial Statements.

Pyatt Broadmark Management, LLC

Statements of Changes in Members’ Equity (unaudited)

	Class A units		Class P units		Additional paid in capital	Retained earnings	Total
	Units	Amount	Units	Amount
Balance at January 1, 2018	1,000	$200		$–	$–	$447,496	$447,696
Net income						9,313,790	9,313,790
Compensation expense related to grant of profits interest	(50)	–	50	–	259,450	–	259,450
Distributions to members						(7,390,001)	(7,390,001)
Balance at September 30, 2018	950	$200	50	$–	$259,450	$2,371,285	$2,630,935

	Class A units		Class P units		Additional paid in capital	Retained earnings	Total
	Units	Amount	Units	Amount
Balance at January 1, 2019	950	$200	50	$–	$259,450	$1,059,464	$1,319,114
Net income						8,402,833	8,402,833
Compensation expense related to grant of profits interest	(100)	–	100	–	734,164	–	734,164
Distributions to members						(6,786,717)	(6,786,717)
Balance at September 30, 2019	850	$200	150	$–	$993,614	$2,675,580	$3,669,394

See Notes to Financial Statements.

Pyatt Broadmark Management, LLC

Statements of Cash Flows (unaudited)

	Nine months ended
	September 30, 2019	September 30, 2018
Cash flows from operating activities
Net income	$8,402,833	$9,313,790
Adjustments to reconcile net income to net cash used in operations:
Depreciation	34,308	64,000
Amortization	524	–
Compensation expense related to grant of profits interest	734,164	259,450
Changes in operating assets and liabilities:
Change in fees receivable from escrow	46,134	162,712
Change in amounts due from related parties	(707,839)	(598,693)
Change in accrued expenses	2,230	(387,281)
Net cash from operating activities	8,512,354	8,813,978
Cash flows from investing activities
Investment in fixed assets	(63,081)	(278,631)
Net cash used in investing activities	(63,081)	(278,631)
Cash flows from financing activities
Distributions to members	(6,786,717)	(7,390,001)
Net cash used in financing activities	(6,786,717)	(7,390,001)
Net change in cash and cash equivalents	1,662,556	1,145,346
Cash and cash equivalents, beginning of period	101,634	97,040
Cash and cash equivalents, end of period	$1,764,190	$1,242,386

See Notes to Financial Statements.

Pyatt Broadmark Management, LLC

Notes to Financial Statements

Note 1 - Organization and business

Pyatt Broadmark Management, LLC (the “Company”) is a Washington limited liability company formed on June 28, 2010. The Company operates under a First Amended and Restated Limited Liability Company Agreement (the “Operating Agreement”) dated January 1, 2018. The Company will have perpetual existence unless terminated pursuant to the provisions of the Operating Agreement.

The purpose of the company is to be the managing member of PBRELF I, LLC (the “Fund”), a private real estate lending company, to manage the underwriting, closing, servicing, and disposition of mortgage notes, and perform all general and administrative duties. The primary purpose of the Fund is to make short-term, first position loans secured by deeds of trust on real estate in Washington, Oregon and Idaho. Effective October 1, 2018 the Fund elected to be taxed as a real estate investment trust (“REIT”). As the manager of the Fund, the Company owns a separate class of common units in the Fund, the investors own preferred units.

Ownership rights of the Company are distributed amongst its Members through the issuance of Class A Units and Class P Units. The Class P Units are fully vested as of their grant date, and participate in Company profits in a manner similar to the Class A Units. On January 1, 2019, 100 Class P Units were granted and as of September 30, 2019, 850 Class A Units and 150 Class P Units were issued and outstanding. On January 1, 2018, 50 Class P Units were granted and as of December 31, 2018, 950 Class A Units and 50 Class P Units were issued and outstanding.

Note 2 - Summary of significant accounting policies

Basis of accounting

The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Cash

The Company maintains cash in a demand deposit account with a bank. The bank balance may, at times, exceed federally insured limits.

Fees receivable from escrow

Fees receivable from escrow represents fee revenue generated from loans which closed prior to September 30, 2019 and December 31, 2018, but funds were not received until after the respective periods ended.

Due to or from related parties

Amounts due from related parties include unpaid manager distributions, unpaid extension and inspection fees, amounts advanced to Broadmark Real Estate Management II, LLC, Broadmark Real Estate Management III, LLC, and Broadmark Real Estate Management IV, LLC, and amounts owed by Members to the Company.

Fixed assets

Fixed assets are stated at cost. Repairs and maintenance to these assets are charged to expense as incurred; major improvements enhancing the function and/or useful life are capitalized. When items are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gains or losses arising from such transactions are recognized. Depreciation is recorded on the straight-line method over the estimated useful life of the assets which are generally 3 to 7 years.

Pyatt Broadmark Management, LLC

Notes to Financial Statements

Income taxes

The Company is taxed as a partnership under provisions of the Internal Revenue Code. As such, the tax attributes of the Company are included in the individual tax returns of its members. The accompanying financial statements do not include any provision for income taxes.

Revenue recognition

The Company derives revenue from four sources.

First, the company sources, underwrites and closes loans for the Fund, and is paid 80% of all origination, extension and amendment fees. These fees are earned and recognized in full when the loan is originated, or the loan amendment is signed.

Second, the company receives a monthly management fee from the Fund for ongoing loan servicing. This distribution is defined in the PBRELF I LLC Operating Agreement as 20% of “Distributable Income”. Distributable Income is interest income received in the Fund, less operating expenses and less any portion of interest income used to pay the guaranteed minimum return of 0.05% monthly to the preferred unit holders of the Fund when the Funds 20% of fee-based income is not sufficient to fund the guaranteed minimum payment. The distributions are disclosed on the Statements of Income. The receipt of the Distributable Income by the Company is when revenue is considered earned and recognized.

Third, the Company performs loan servicing for three other Funds in the Broadmark Group of Funds and is reimbursed by the management companies of the other funds for those costs, currently at a rate of 0.0006 multiplied by monthly assets under management for each of the other funds. The receipt of the monthly cost reimbursement is when revenue is considered earned and recognized.

Fourth, the Company also receives 100% of inspection fees, which the Company uses to hire independent inspectors to report on the status of construction projects. These fees are earned and recognized upon each construction draw request.

Share based compensation

The Company expenses the fair value of share-based compensation awards granted to our employees and directors over the period each award vests. Compensation cost is measured using the Black-Scholes model. On January 1, 2019 and 2018, we granted profits interests of 100 and 50 class P units to employees and non-employee Directors, and we measured the compensation costs using the Black-Scholes model utilizing risk-free interest rates of 2.04% and 1.86%, volatilities of 32% and 29%, strike prices of $53,756 and $29,031, and an expected term of one and two years, respectively. The profits interests vested immediately, and the expenses attributed to the grants were $734,165 and $259,450 for the periods ended September 30, 2019 and December 31, 2018, respectively.

Advertising costs

Advertising costs are expensed as incurred or over the period of the campaign/promotion and are not significant.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of investments, certain reported amounts and disclosures at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

Subsequent events

The Company has evaluated subsequent events through the date that the financial statements were issued, see Note 6.

Pyatt Broadmark Management, LLC

Notes to Financial Statements

Note 3 - Recent accounting pronouncements

The Company considers the applicability and impact of all accounting standard updates (“ASU”) issued. ASUs and assessed them and either determined them to be not applicable or expected to have minimal impact on its financial statements.

Note 4 - Expenses

The Company is responsible for all the operating expenses of the Fund, including loan origination and servicing, with the exception of specific legal, audit and tax preparation and consulting fees, excise taxes and certain bank charges which the Fund absorbs.

From time to time, the Company is involved in routine litigation that arises in the normal course of business. There are no pending significant legal proceedings to which the Company is a party for which management believes the ultimate outcome would have a material adverse effect on the Company’s financial position.

Note 5 - Related party transactions

Under an Investment Advisory Agreement dated August 1, 2010, Broadmark Capital LLC raises capital for the Fund. Under this agreement, Broadmark Capital, LLC is paid a commission from the Company of 1% in the month the capital is raised, and after 12 months also receives a “tail” commission of ½% per year, payable in quarterly installments. The commissions to Broadmark Capital, LLC are paid by the Company and disclosed on the Statement of Operations. The entity that owns Broadmark Capital, LLC is also a member of the Company.

Broadmark Capital, LLC leases office space, part of which is occupied by the Company. On a month to month basis the Company pays 80% of the cost of the office lease. Certain other office costs are also shared.

Pyatt Broadmark Management, LLC performs loan closing and loan servicing for the management companies of other funds within the Broadmark group of funds. The Company receives reimbursement of payroll and general and administrative costs associated with these services, currently at a rate of 0.0006 multiplied by monthly assets under management for each of the other funds.

Note 6 - Subsequent Events

On August 9, 2019, the Company entered into a definitive agreement with Trinity Merger Corp. to effectuate a business combination transaction which will combine the Company, Fund, Broadmark Real Estate Management II, LLC, Broadmark Real Estate Management III, LLC, Broadmark Real Estate Management IV, LLC, BRELF II, LLC, BRELF III, LLC, and BRELF IV, LLC into a publicly-traded internally managed Mortgage REIT. The transaction received investor and regulatory approval and closed on November 14, 2019.

Broadmark Real Estate Management II, LLC

Statements of Assets, Liabilities and Members’ Equity (unaudited)

	As of September 30, 2019	As of December 31, 2018
Assets
Cash	$1,560,499	$1,114,173
Fees receivable from escrow	2,000	780,909
Receivables from related parties	712,943	–
Other assets	1,203	127,664
Total assets	$2,276,645	$2,022,746
Liabilities and Members’ Equity
Liabilities
Payroll liabilities	$48,390	$–
Accounts payable	378,685	577,477
Related party payables	321,480	416,071
Total liabilities	748,555	993,548
Members’ equity
Class A units
10,000 units issued and outstanding as of September 30, 2019 and December 31, 2018	600	600
Additional paid in capital	266,264	266,264
Retained earnings	1,261,226	762,334
Members’ equity	1,528,090	1,029,198
Total liabilities and members’ equity	$2,276,645	$2,022,746

See Notes to Financial Statements.

Broadmark Real Estate Management II, LLC

Statements of Income (unaudited)

	Nine months ended
	September 30, 2019	September 30, 2018
Revenue
Fee income	$12,840,484	$10,895,691
Distributions from Fund	4,002,107	2,087,504
Total revenue	16,842,591	12,983,195
Expense
Compensation	2,444,536	1,213,536
Commissions to Broadmark Capital LLC	2,670,822	1,628,926
General and administrative	1,335,296	745,135
Legal, audit, insurance	975,407	79,475
Inspection fees	78,368	87,187
Total expenses	7,504,429	3,754,259
Net income	$9,338,162	$9,228,936

See Notes to Financial Statements.

Broadmark Real Estate Management II, LLC

Statements of Changes in Members’ Equity (unaudited)

	Class A units		Additional paid in capital	(Accumulated deficit) Retained earnings	Total
	Units	Amount

Balance at January 1, 2018	10,000	$600	$255,170	$(80,325)	$175,445
Net income				9,228,936	9,228,936
Compensation expense related to restricted units	–		11,094	–	11,094
Distributions to members				(7,379,712)	(7,379,712)
Balance at September 30, 2018	10,000	$600	$266,264	$1,768,899	$2,035,763

	Class A units		Additional paid in capital	Retained earnings	Total
	Units	Amount
Balance at January 1, 2019	10,000	$600	$266,264	$762,334	$1,029,198
Net income				9,338,162	9,338,162
Distributions to members				(8,839,270)	(8,839,270)
Balance at September 30, 2019	10,000	$600	$266,264	$1,261,226	$1,528,090

See Notes to Financial Statements.

Broadmark Real Estate Management II, LLC

Statements of Cash Flows (unaudited)

	Nine months ended
	September 30, 2019	September 30, 2018
Cash flows from operating activities
Net income	$9,338,162	$9,228,936
Adjustments to reconcile net income to net cash used in operations:
Compensation expense related to restricted units	–	11,094
Changes in operating assets and liabilities:
Change in fees receivable from escrow	778,909	205,594
Change in receivables from related parties	(712,943)	(1,310)
Change in other assets	126,461	(795,669)
Change in accounts payable	(198,792)	10,632
Change in related party payables	(94,591)	(714,231)
Change in payroll liabilities	48,390	–
Net cash from operating activities	9,285,596	7,945,046
Cash flows from financing activities
Distributions to members	(8,839,270)	(7,379,712)
Net cash used in financing activities	(8,839,270)	(7,379,712)
Net change in cash and cash equivalents	446,326	565,334
Cash and cash equivalents, beginning of period	1,114,173	819,611
Cash and cash equivalents, end of period	$1,560,499	$1,384,945

See Notes to Financial Statements.

Broadmark Real Estate Management II, LLC

Notes to Financial Statements

Note 1 - Organization and business

Broadmark Real Estate Management, LLC (the “Company”) is a Washington limited liability company formed on February 13, 2014. The Company operates under a Second Amended and Restated Limited Liability Company Agreement (the “Operating Agreement”) dated February 13, 2014. The Company will have perpetual existence unless terminated pursuant to the provisions of the Operating Agreement.

The primary purpose of the Company is to be the managing member of BRELF II, LLC (the “Fund”), a private real estate lending company, to manage the underwriting, closing, servicing, and disposition of mortgage notes, and perform all general and administrative duties. The primary purpose of the Fund is to make short-term, first position loans secured by deeds of trust on real estate in Colorado, Utah and Texas. Effective October 1, 2018 the Fund elected to be taxed as a real estate investment trust (“REIT”). As the manager of the Fund, the Company owns a separate class of common units in the Fund, the investors own preferred units.

Ownership rights of the Company are distributed amongst its Members through the issuance of 10,000 Class A Units which as of September 30, 2019 remain outstanding.

Note 2 - Summary of significant accounting policies

Basis of accounting

The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Cash

The Company maintains cash in a demand deposit account with a bank. The bank balance may, at times, exceed federally insured limits.

Fees receivable from escrow

Fees receivable from escrow represents fee revenue generated from loans which closed prior to September 30, 2019 and December 31, 2018 but were not received until after the respective periods ended.

Revenue recognition

The Company derives revenue from three sources.

First, the company sources, underwrites and closes loans for the Fund, and is paid 80% of all origination, extension and amendment fees. These fees are earned and recognized in full when the loan is originated or the loan amendment is signed.

Second, the company receives a monthly management fee from the Fund for ongoing loan servicing. This distribution is defined in the BRELF II LLC Operating Agreement as 20% of “Distributable Income”.

Distributable Income is interest income received in the fund, less operating expenses and less any portion of interest income used to pay the guaranteed minimum return of 0.05% monthly to the preferred unit holders of the Fund when the Funds 20% of fee-based income is not sufficient to fund the guaranteed minimum payment. The distributions are disclosed on the Statements of Income. The receipt of the Distributable Income by the Company is when revenue is considered earned and recognized.

Third, the Company also receives 100% of inspection fees, which the Company uses to hire independent inspectors to report on the status of construction projects. These fees are earned and recognized upon each construction draw request.

Broadmark Real Estate Management II, LLC

Notes to Financial Statements

Share based compensation

The Company expenses the fair value of restricted unit awards granted to our employees over the period each award vests. There were 1500 units granted during 2014 at $178 per unit, which vested ratably over 48 months. The fair value of restricted unit awards is equal to the fair value of the Company’s units at the date of grant. The units were valued using an internal model with market inputs available on the date of grant. There were no unrecognized compensation costs related to non-vested restricted unit awards at September 30, 2019 or December 31, 2018.

Advertising costs

Advertising costs are expensed as incurred or over the period of the campaign/promotion and are not significant.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of investments, certain reported amounts and disclosures at the date of the financial statements and the reported amount of revenues and expenses during the reporting period.

Accordingly, actual results could differ from those estimates.

Subsequent events

The Company has evaluated subsequent events through the date that the financial statements were issued, see Note 6.

Note 3 - Recent accounting pronouncements

The Company considers the applicability and impact of all accounting standard updates (“ASU”) issued. ASUs and assessed them and either determined them to be not applicable or expected to have minimal impact on its financial statements.

Note 4 - Expenses

The Company is responsible for all the operating expenses of the Fund, including loan origination and servicing, with the exception of specific legal, audit and tax preparation and consulting fees, excise taxes and certain bank charges which the Fund absorbs. Under a cost sharing agreement, the Company pays a related entity for performing the majority of the loan servicing and related payroll and general and administrative costs, in exchange for a monthly fee, currently charged at a rate of 0.0006 multiplied by monthly assets under management for the Fund.

From time to time, the Company is involved in routine litigation that arises in the normal course of business. There are no pending significant legal proceedings to which the Company is a party for which management believes the ultimate outcome would have a material adverse effect on the Company’s financial position.

Note 5 - Related party transactions

Under an Investment Advisory Agreement dated March 1, 2014, Broadmark Capital LLC raises capital for the Fund. Under this agreement, Broadmark Capital is paid a commission from the Company of 1% in the month the capital is raised, and after 12 months also receives a “tail” commission of ½% per year, payable in quarterly installments. The commissions to Broadmark Capital are paid by the Company and disclosed on the Statement of Income. The entity that owns Broadmark Capital LLC is also a member of the Company.

The Company also reimburses Pyatt Broadmark Management, LLC, a related entity, for services performed. See Note 4.

Broadmark Real Estate Management II, LLC

Notes to Financial Statements

Note 6 - Subsequent Events

On August 9, 2019, the Company entered into a definitive agreement with Trinity Merger Corp. to effectuate a business combination transaction which will combine the Company, Fund, Pyatt Broadmark Management, LLC, Broadmark Real Estate Management III, LLC, Broadmark Real Estate Management IV, LLC, PBRELF I, LLC, BRELF III, LLC, and BRELF IV, LLC into a publicly-traded internally managed Mortgage REIT. The transaction received investor and regulatory approval and closed on November 14, 2019.

Broadmark Real Estate Management III, LLC

Statements of Assets, Liabilities and Members’ Equity (unaudited)

	As of September 30, 2019	As of December 31, 2018
Assets
Cash	$197,026	$69,247
Due from related party	41,972	22,952
Other assets	–	635
Total assets	$238,998	$92,834
Liabilities and Members’ Equity
Liabilities
Payroll liabilities	$2,168	$1,419
Accounts payable	1,678	9,323
Related party payables	22,180	187,371
Total liabilities	26,026	198,113
Members’ equity
Class A units
10,000 units issued and 8,968 and 8,875 outstanding as of September 30, 2019 and December 31, 2018	200	200
Additional paid in capital	423,400	241,943
Accumulated deficit	(210,628)	(347,422)
Members’ equity	212,972	(105,279)
Total liabilities and members’ equity	$238,998	$92,834

See Notes to Financial Statements.

Broadmark Real Estate Management III, LLC

Statements of Operations (unaudited)

	Nine months ended
	September 30, 2019	September 30, 2018
Revenues
Fee income	$741,437	$289,739
Distributions from Fund	153,236	32,717
Total revenue	894,673	322,456
Expenses
Compensation	365,118	323,946
Commissions to Broadmark Capital LLC	127,660	87,206
General and administrative	140,457	71,055
Legal, audit, insurance	95,544	48,764
Inspection fees	29,100	5,050
Total expenses	757,879	536,021
Net income (loss)	$136,794	$(213,565)

See Notes to Financial Statements.

Broadmark Real Estate Management III, LLC

Statements of Changes in Members’ Equity (unaudited)

	Class A units		Additional paid in capital	Accumulated deficit	Total
	Units	Amount

Balance at January 1, 2018	8,500	$200	$–	$(62,606)	$(62,406)
Net loss				(213,565)	(213,565)
Compensation expense related to restricted units	1,500		181,457	–	181,457
Distributions to members				(1,834)	(1,834)
Balance at September 30, 2018	10,000	$200	$181,457	$(278,005)	$(96,348)

	Class A units		Additional paid in capital	Accumulated deficit	Total
	Units	Amount
Balance at January 1, 2019	10,000	$200	$241,943	$(347,422)	$(105,279)
Net income				136,794	136,794
Compensation expense related to restricted units	–		181,457	–	181,457
Distributions to members				–	–
Balance at September 30, 2019	10,000	$200	$423,400	$(210,628)	$212,972

See Notes to Financial Statements.

Broadmark Real Estate Management III, LLC

Statements of Cash Flows (unaudited)

	Nine months ended
	September 30, 2019	September 30, 2018
Cash flows from operating activities
Net income (loss)	$136,794	$(213,565)
Adjustments to reconcile net income to net cash used in operations:
Compensation expense related to restricted units	181,457	181,457
Changes in operating assets and liabilities:
Change in due from related party	(14,014)	–
Change in other assets	(4,371)	–
Change in accounts payable	(7,645)	4,146
Change in related party payables	(165,191)	109,282
Change in payroll liabilities	749	82
Net cash from operating activities	127,779	81,402
Cash flows from investing activities
Investments in fixed assets	–	(635)
Net cash used in investing activities	–	(635)
Cash flows from financing activities	–
Distributions to members	–	(1,834)
Net cash used in financing activities	–	(1,834)
Net change in cash and cash equivalents	127,779	78,933
Cash and cash equivalents, beginning of period	69,247	11,466
Cash and cash equivalents, end of period	$197,026	$90,399

See Notes to Financial Statements.

Broadmark Real Estate Management III, LLC

Notes to Financial Statements

Note 1 - Organization and business

Broadmark Real Estate Management III, LLC (the “Company”) is a Washington limited liability company formed on September 11, 2017. The Company operates under a Second Amended and Restated Limited Liability Company Agreement (the “Operating Agreement”) dated October 1, 2017. The Company will have perpetual existence unless terminated pursuant to the provisions of the Operating Agreement.

The primary purpose of the Company is to be the managing member of BRELF III, LLC (the “Fund”), a private real estate lending company, to manage the underwriting, closing, servicing, and disposition of mortgage notes, and perform all general and administrative duties. The primary purpose of the Fund is to make short-term, first position loans secured by deeds of trust on real estate in the South East United States. The Company began operating in October of 2017 although the Fund was not active until 2018. Effective January 1, 2019 the Fund elected to be taxed as a real estate investment trust (“REIT”). As the manager of the Fund, the Company owns a separate class of common shares in the Fund, the investors own Preferred Shares.

Ownership rights of the Company are distributed amongst its Members through the issuance of 10,000 Class A Units which as of September 30, 2019, 8,969 remain outstanding.

Note 2 - Summary of significant accounting policies

Basis of accounting

The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Cash

The Company maintains cash in a demand deposit account with a bank. The bank balance may, at times, exceed federally insured limits.

Due to or from related parties

Amounts due to or from related parties include unpaid manager distributions, unpaid extension and inspection fees, amounts advanced from Pyatt Broadmark Management, LLC, and amounts owed by Members to the Company.

Income taxes

The Company is taxed as a partnership under provisions of the Internal Revenue Code. As such, the tax attributes of the Company are included in the individual tax returns of its members. The accompanying financial statements do not include any provision for income taxes.

Revenue Recognition

The Company derives revenue from three sources.

First, the Company sources, underwrites and closes loans for the Fund, and is paid 80% of all origination, extension and amendment fees. These fees are earned and recognized in full when the loan is originated, or the loan amendment is signed.

Second, the company receives a monthly management fee from the Fund for ongoing loan servicing. This distribution is defined in the BRELF III LLC Operating Agreement as 20% of “Distributable Income”. Distributable Income is interest income received in the Fund, less operating expenses and less any portion of interest income used to pay the guaranteed minimum return of 0.05% monthly to the preferred unit holders of the Fund when the Funds 20% of fee-based income is not sufficient to fund the guaranteed minimum payment. The distributions are disclosed on the Statements of Income. The receipt of the Distributable Income by the Company is when revenue is considered earned and recognized.

Broadmark Real Estate Management III, LLC

Notes to Financial Statements

Third, the Company also receives 100% of inspection fees, which the Company uses to hire independent inspectors to report on the status of construction projects. These fees are earned and recognized upon each construction draw request.

Share based compensation

The Company expenses the fair value of restricted unit awards granted to our employees over the period each award vests. There were 1500 units granted on January 1, 2018 at $645 per unit, which vest ratably over 48 months. The fair value of restricted unit awards is equal to the fair value of the Company’s units at the date of grant. The units were valued using an internal model with market inputs available on the date of grant. As of September 30, 2019 and December 31, 2018, there was $544,371 and $725,828, respectively, of total unrecognized compensation cost related to non-vested restricted unit awards.

Advertising costs

Advertising costs are expensed as incurred or over the period of the campaign/promotion and are not significant.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of investments, certain reported amounts and disclosures at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

Subsequent events

The Company has evaluated subsequent events through the date that the financial statements were issued, see Note 6.

Note 3 - Recent accounting pronouncements

The Company considers the applicability and impact of all accounting standard updates (“ASU”) issued. ASUs and assessed them and either determined them to be not applicable or expected to have minimal impact on its financial statements.

Note 4 - Expenses

The Company is responsible for all the operating expenses of the Fund, including loan origination and servicing, with the exception of specific legal, audit and tax preparation and consulting fees, excise taxes and certain bank charges which the Fund absorbs.

From time to time, the Company is involved in routine litigation that arises in the normal course of business. There are no pending significant legal proceedings to which the Company is a party for which management believes the ultimate outcome would have a material adverse effect on the Company’s financial position.

Loan Servicing services for the company are largely performed by a related party, Pyatt Broadmark Management, LLC (“PBM”). The Company reimburses PBM for these costs, currently at a rate of 0.0006 multiplied by monthly assets under management for the Fund.

Note 5 - Related party transactions

Under an Investment Advisory Agreement dated October 10, 2017, Broadmark Capital LLC raises capital for the Fund. Under this agreement, Broadmark Capital, LLC is paid a commission from the Company of 1% in the month the capital is raised, and after 12 months also receives a “tail” commission of ½% per year, payable in quarterly installments. The commissions to Broadmark Capital are paid by the Company and disclosed on the Statement of Operations. The entity that owns Broadmark Capital, LLC is also a member of the Company.

Broadmark Real Estate Management III, LLC

Notes to Financial Statements

The Company also reimburses Pyatt Broadmark Management, LLC, a related entity, for services performed. See Note 4.

Note 6 - Subsequent Events

On August 9, 2019, the Company entered into a definitive agreement with Trinity Merger Corp. to effectuate a business combination transaction which will combine the Company, Fund, Pyatt Broadmark Management, LLC, Broadmark Real Estate Management II, LLC, Broadmark Real Estate Management IV, LLC, PBRELF I, LLC, BRELF II, LLC, and BRELF IV, LLC into a publicly-traded internally managed Mortgage REIT. The transaction received investor and regulatory approval and closed on November 14, 2019.

Broadmark Real Estate Management IV, LLC

Statement of Assets, Liabilities and Members’ Deficit (unaudited)

As of September 30, 2019
Assets
Cash	$5,099
Accounts receivable	12,000
Due from related party	18,146
Other assets	5,218
Total assets	$40,463
Liabilities and Members’ Deficit
Liabilities
Accounts payable	$117
Related party payables	180,077
Total liabilities	180,194
Members’ deficit
Class A units
1,000 units issued and outstanding as of September 30, 2019	200
Additional paid in capital	292,920
Accumulated deficit	(432,851)
Members’ deficit	(139,731)
Total liabilities and members’ deficit	$40,463

See Notes to Financial Statements

Broadmark Real Estate Management IV, LLC

Statement of Operations (unaudited)

Nine months ended September 30, 2019
Revenue
Fee income	$90,312
Distributions from Fund	10,292
Total revenue	100,604
Expense
Compensation	399,962
Commissions to Broadmark Capital LLC	35,431
Professional fees	85,373
General and administrative	12,104
Inspection fees	585
Total expenses	533,455
Net Loss	$(432,851)

See Notes to Financial Statements

Broadmark Real Estate Management IV, LLC

Statement of Changes in Members’ Deficit (unaudited)

	Class A units		Additional paid in capital	Accumulated deficit	Total
	Units	Amount
Balance at January 1, 2019	–	$–	$–	$–	$–
Net loss				(432,851)	(432,851)
Compensation expense related to restricted units	150		292,920	–	292,920
Contributions	850	200		–	200
Balance at September 30, 2019	1,000	$200	$292,920	$(432,851)	$(139,731)

See Notes to Financial Statements

Broadmark Real Estate Management IV, LLC

Statement of Cash Flows (unaudited)

Nine months ended September 30, 2019
Cash flows from operating activities
Net loss	$(432,851)
Adjustments to reconcile net income to net cash used in operations:
Compensation expense related to restricted units	292,920
Changes in operating assets and liabilities:
Change in accounts receivable	(12,000)
Change due from related party	(18,146)
Change in other assets	(5,218)
Change in accounts payable	117
Change in related party payables	180,077
Net cash from operating activities	4,899
Cash flows from financing activities
Contributions from members	200
Net cash used in financing activities	200
Net change in cash and cash equivalents	5,099
Cash and cash equivalents, beginning of period	–
Cash and cash equivalents, end of period	$5,099

See Notes to Financial Statements

Broadmark Real Estate Management IV, LLC

Notes to Financial Statements
September 30, 2019

Note 1 - Organization and business

Broadmark Real Estate Management IV, LLC (the “Company”) is a Washington limited liability company formed on January 1, 2019. The Company operates under a Limited Liability Company Agreement (the “Operating Agreement”) dated January 1, 2019. The Company will have perpetual existence unless terminated pursuant to the provisions of the Operating Agreement.

The purpose of the Company is to serve as manager of BRELF IV, LLC (the “Fund”), a private real estate lending company, to manage the underwriting, closing, servicing, and disposition of mortgage notes, and perform all general and administrative duties. The primary purpose of the Fund is to make short-term, first position loans secured by deeds of trust on real estate in Maryland, Pennsylvania, Virginia, and the District of Columbia.

Ownership rights of the Company are distributed amongst its Members through the issuance of 1000 Class A Units, which as of September 30, 2019, 875 remain outstanding.

Note 2 - Summary of significant accounting policies

Basis of accounting

The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Cash

The Company maintains cash in a demand deposit account with a bank. The bank balance may, at times, exceed federally insured limits.

Fees receivable from escrow

Fees receivable from escrow represents fee revenue generated from loans which closed prior to December 31 but were not received until after the period ended. There were no fees receivable from escrow at September 30, 2019.

Income taxes

The Company is taxed as a partnership under provisions of the Internal Revenue Code. As such, the tax attributes of the Company are included in the individual tax returns of its members. The accompanying financial statements do not include any provision for income taxes.

Revenue recognition

The Company derives revenue from three sources.

First, the Company sources, underwrites and closes loans for the Fund, and is paid 80% of all origination, extension and amendment fees. These fees are earned and recognized in full when the loan is originated or the loan amendment is signed.

Second, the Company receives a monthly distribution from the Fund. This distribution is defined in the BRELF IV, LLC Operating Agreement as 20% of “Distributable Cash” less any portion of interest income used to pay the preferred return of 0.05% monthly to the preferred unit holders of the Fund when the Fund’s share of fee-based income is less than the amount required to satisfy the preferred return. The distributions are disclosed on the Statements of Operations. The receipt of the monthly distribution by the Company is when revenue is considered earned and recognized.

Broadmark Real Estate Management IV, LLC

Notes to Financial Statements
September 30, 2019

Third, the Company also receives 100% of inspection fees, which the Company uses to hire independent inspectors to report on the status of construction projects. These fees are earned and recognized upon each construction draw request.

Share based compensation

The Company expenses the fair value of restricted unit awards granted to our employees over the period each award vests. There were 150 units granted during 2019 at $11,717 per unit, which vest ratably over 48 months. The fair value of restricted unit awards is equal to the fair value of the Company’s units at the date of grant. The units were valued using an internal model with market inputs available on the date of grant. As of September 30, 2019, there was $1,464,602 of total unrecognized compensation cost related to non-vested restricted unit awards.

Advertising costs

Advertising costs are expensed as incurred or over the period of the campaign/promotion and are not significant.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of investments, certain reported amounts and disclosures at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

Subsequent events

The Company has evaluated subsequent events through the date that the financial statements were issued, see Note 5.

Note 3 - Recent accounting pronouncements

The Company considers the applicability and impact of all accounting standard updates (“ASU”) issued, has assessed them, and either determined them to be not applicable or expected to have minimal impact on financial statements.

Note 4 - Expenses

The Company is responsible for all the operating expenses of the Fund, including loan origination and servicing, with the exception of specific legal, audit and tax preparation and consulting fees, excise taxes and certain bank charges which the Fund absorbs.

From time to time, the Company is involved in routine litigation that arises in the normal course of business. There are no pending significant legal proceedings to which the Company is a party for which management believes the ultimate outcome would have a material adverse effect on the Company’s financial position.

Note 5 - Subsequent Events

On August 9, 2019, the Company entered into a definitive agreement with Trinity Merger Corp. to effectuate a business combination transaction which will combine the Company, Fund, Pyatt Broadmark Management, LLC, Broadmark Real Estate Management II, LLC, Broadmark Real Estate Management III, LLC, Broadmark Real Estate Management IV, LLC, PBRELF I, LLC, BRELF II, LLC, BRELF III, LLC, and BRELF IV, LLC into a publicly-traded internally managed Mortgage REIT. The transaction received investor and regulatory approval and closed on November 14, 2019.